                                                                     RULE 497(E)
                                                     REG. NOS. 33-41401/811-6338


                                      [LOGO]

                                 COLUMBIA FUNDS
                       PROSPECTUS AND 1997 ANNUAL REPORT
                               February 23, 1998

                             COLUMBIA BALANCED FUND

                                    COLUMBIA
                              BALANCED FUND, INC.
                        -------------------------------
                        PROSPECTUS -- FEBRUARY 23, 1998
                 ----------------------------------------------

This Prospectus contains information relating to Columbia Balanced Fund, Inc. (the "Fund"), a mutual fund managed by Columbia Funds Management Company (the "Advisor"). The Fund is designed to provide high total return (growth of capital and income) by investing in common stocks and fixed income securities. Because the Fund is no-load, you pay no sales charges to invest in it.

This Prospectus contains information you should know about the Fund before investing. Please keep it for future reference. A Statement of Additional Information about the Fund dated February 23, 1998 has been filed with the Securities and Exchange Commission and is available along with other related materials on the SEC's Internet Web site (www.sec.gov). For a printed copy of the Statement of Additional Information, please call the Fund at 1-800-547-1707. The Statement of Additional Information is legally a part of (incorporated by reference into) this Prospectus.

THIS PROSPECTUS CONSTITUTES AN OFFER TO SELL SECURITIES OF THE FUND ONLY IN THOSE STATES WHERE THE FUND'S SHARES HAVE BEEN REGISTERED FOR SALE. THE FUND WILL NOT ACCEPT APPLICATIONS FROM PERSONS RESIDING IN STATES WHERE THE FUND'S SHARES ARE NOT REGISTERED.

SHARES OF THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, FLEET FINANCIAL GROUP, INC. OR ANY OF ITS AFFILIATES, THE ADVISOR, OR ANY FLEET BANK. SHARES OF THE FUND ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT IN THE FUND INVOLVES INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("SEC"), NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS
                           -------------------------

FUND EXPENSES..................................................................1
FINANCIAL HIGHLIGHTS...........................................................1
FUND DESCRIPTION...............................................................2
RISK FACTORS...................................................................6
PERFORMANCE....................................................................7
FUND MANAGEMENT................................................................8
  Investment Advisor...........................................................8
  Investment Team..............................................................9
  Personal Trading.............................................................9
  Other Service Providers......................................................9
  Other Information...........................................................10
INVESTOR SERVICES.............................................................11
  How to Open a New Account...................................................11
  How to Purchase Shares......................................................11
  Paying for Your Shares......................................................12
  How to Redeem (Sell) Shares.................................................12
  Payment of Redemption Proceeds..............................................14
  How to Exchange Shares......................................................14
  Processing Your Order.......................................................14
  Determining Your Share Price................................................14
  Investor Inquiries..........................................................15
  Account Privileges..........................................................15
  IRAs and Retirement Plans...................................................17
  Private Management Accounts.................................................17
DISTRIBUTIONS AND TAXES.......................................................18
ADDITIONAL INFORMATION........................................................19
1997 ANNUAL REPORT............................................................23
                    FOR FURTHER INFORMATION OR ASSISTANCE IN
                        OPENING AN ACCOUNT, PLEASE CALL:
                            222-3606 IN PORTLAND OR
                           1-800-547-1707 NATIONWIDE.
        YOU MAY ALSO VISIT THE FUND'S WEB SITE AT WWW.COLUMBIAFUNDS.COM.

                                 FUND EXPENSES
       -----------------------------------------------------------------

The following information is provided to assist you in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. "Annual Fund Operating Expenses" are the expenses incurred by the Fund for 1997. Expenses paid by the Fund include management fees as well as audit, transfer agent, custodian and legal fees and other business operating expenses. For more information about Fund expenses, see "Fund Description -- No Sales Load or 12b-1 Fees" and "Fund Management."

                      -- SHAREHOLDER TRANSACTION COSTS --

SALES LOAD IMPOSED ON PURCHASES........       NONE
SALES LOAD IMPOSED ON REINVESTED
DIVIDENDS..............................       NONE
REDEMPTION FEES*.......................       NONE
EXCHANGE FEES..........................       NONE
 *WIRE REDEMPTIONS MAY BE SUBJECT TO A FEE OF UP
  TO $5, IN ADDITION TO ANY CHARGES BY YOUR BANK.

                      -- ANNUAL FUND OPERATING EXPENSES --
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

MANAGEMENT FEES.......................  0.50%
12B-1 FEES............................       NONE
OTHER OPERATING EXPENSES..............  0.18%
  TOTAL FUND OPERATING EXPENSES.......  0.68%

Based on the expense ratio above, you
would pay the following expenses on a
$1,000 investment (assuming a 5% annual
return and redemption at the end of each
time period).
 1 YEAR     3 YEARS    5 YEARS   10 YEARS
---------  ---------  ---------  ---------
   $7         $22        $38        $85
THIS EXAMPLE SHOULD NOT BE CONSIDERED A
REPRESENTATION OF PAST OR FUTURE EXPENSES
OR PERFORMANCE; ACTUAL EXPENSES AND
PERFORMANCE MAY BE GREATER OR LESS THAN
THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS
       -----------------------------------------------------------------
The table below provides information for a share of the Fund outstanding throughout the periods presented and has been audited by Coopers & Lybrand L.L.P., independent accountants, as stated in their report on page 39 of this Prospectus and Annual Report. Additional information about the performance of the Fund for 1997, including a discussion by the investment advisor to the Fund, is on page 25.

------------------------                                ------------------------

                       -- COLUMBIA BALANCED FUND, INC. --
                    ---------------------------------------

                                                           1997      1996      1995      1994      1993      1992      1991(1)
Net asset value, beginning of period                       $20.32    $20.08    $17.28    $17.91    $16.80    $16.05       $15.00
Income from investment operations:
  Net investment income................................       .84       .76       .73       .65       .56       .58          .11
  Net realized and unrealized gains (losses) on
   investments.........................................      2.92      1.58      3.54      (.64)     1.71       .82         1.10
--------------------------------------------------------------------------------------------------------------------------------
    Total from investment operations...................      3.76      2.34      4.27       .01      2.27      1.40         1.21
--------------------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends (from net investment income)...............      (.83)     (.76)     (.73)     (.64)     (.56)     (.57)        (.12)
  Dividends (in excess of net investment income).......                                              (.01)
  Distributions (from capital gains)...................     (1.83)    (1.34)     (.74)               (.59)     (.08)        (.04)
--------------------------------------------------------------------------------------------------------------------------------
    Total distributions................................     (2.66)    (2.10)    (1.47)     (.64)    (1.16)     (.65)        (.16)
Net asset value, end of period                             $21.42    $20.32    $20.08    $17.28    $17.91    $16.80       $16.05
Total return...........................................    18.74%    11.78%    25.08%     0.10%    13.62%     8.89%        7.80%(2)
Ratios/Supplemental data
Net assets, end of period (in thousands)...............  $792,378  $672,593  $486,767  $249,670  $186,589   $90,230      $12,986
Ratio of expenses to average net assets................     0.68%     0.66%     0.69%     0.72%     0.73%     0.81%        0.62%
Ratio of net investment income to average net assets...     3.83%     3.82%     4.05%     3.82%     3.32%     4.08%        3.41%
Portfolio turnover rate................................   148.91%   133.21%   108.04%    98.48%   107.60%   138.08%      179.80%
Average commission rate paid on portfolio transactions
 (3)...................................................   $0.0610   $0.0596

(1) From inception of operations on September 12, 1991. Ratios and portfolio turnover rate are annualized.
(2)  Not annualized.
(3) The average commission rate paid by the Fund is computed by dividing the dollar amount of commissions paid during the period by the total number of shares purchased and sold during the period for which commissions were charged.

--------------------------------------------------------------------------------

                                       -

                                FUND DESCRIPTION
       -----------------------------------------------------------------

The Fund is an open-end, diversified management investment company (that is, a "mutual fund"), and is managed by Columbia Funds Management Company (the "Advisor").

                       -- NO SALES LOAD OR 12B-1 FEES --

 MANY MUTUAL FUNDS CHARGE FEES TO COMPENSATE SALES REPRESENTATIVES FOR PROMOTING AND SELLING THEIR FUNDS. THERE ARE FUNDS, HOWEVER, THAT CHARGE NO SALES FEES WHEN YOU BUY SHARES. WITH THESE FUNDS, ALL OF YOUR MONEY, INSTEAD OF JUST A PORTION, IS INVESTED. IN ADDITION, SOME "NO-LOAD" MUTUAL FUNDS CHARGE AN ANNUAL 12B-1 FEE AGAINST FUND ASSETS TO HELP PAY FOR THE SALE OF FUND SHARES. THE FUND IS SOLD WITHOUT SALES LOADS OR 12B-1 FEES; ALL THE MONEY YOU PAY TO BUY SHARES IS INVESTED IN THE FUND.

                       -- A TEAM APPROACH TO INVESTING --

The Fund is managed by the Advisor using a team approach (please see "Fund Management"). Stocks and bonds are selected using a "top down, sector rotation" emphasis supplemented by a bottoms up, company analysis. The top down analysis begins with an overall evaluation of the investment environment before focusing on individual security selection. As part of this review, the investment team considers such broad indicators as:

- economic growth, because industries and asset classes behave differently at various stages of a business cycle

- inflation, which is a major factor in determining the price investors are willing to pay for a given level of earnings (price/earnings ratio)

- interest rates, which provide information about the cost of money and the attractiveness of different asset classes

- Federal Reserve policy, which controls the availability of money to help regulate the economy

- corporate profits, which indicate the overall health and prosperity of companies whose stocks and bonds are publicly traded

- demographics, which refer to the characteristics and dynamics of the population

- money flows, which refer to the current and expected source of equity investments by major classes of investors

To ensure depth and breadth of analysis, each Columbia investment team member has responsibility for analyzing and researching specific market sectors or industries and bringing their findings to team meetings for review and discussion. Once individual sectors are identified for emphasis, securities within the targeted sectors are recommended based on fundamental and technical analysis.
"S   ECTOR ROTATION" REFERS TO THE DYNAMIC PROCESS OF
     EMPHASIZING OR DE-EMPHASIZING INVESTMENT IN INDUSTRY GROUPS OR ASSET CLASSES BASED ON THEIR RELATIVE ATTRACTIVENESS.

Fundamental analysis employed for security selection is based on a thorough review of individual companies, including such factors as:

- financial condition

- quality of management

- industry dynamics

- earnings growth and profit margins

- sales trends

- potential for new product development

- dividend payment history and potential

- financial ratios -- including price/earnings and price/book ratios

- investment in research and development

For fixed income securities, a top down analysis is also used to determine sector emphasis between different types of instruments used by the Fund (for example,

                                       -

                                FUND DESCRIPTION
       -----------------------------------------------------------------
corporate bonds, Treasuries, or mortgage pass-through securities) and desired levels of average quality, maturity and duration. These determinations are made in light of the Fund's individual investment objective.

Top down, sector rotation emphasis is intended to give the investment team a better understanding of the long-term prospects of a particular security, based on the characteristics of the existing economy and investor temperament. In this way, Columbia's investment team is better able to anticipate and act upon market change, understand its effect on the risk and rewards of fund securities, and thereby generate consistent, competitive results over the long term.

While top down, sector rotation is an important element of the Advisor's investment process, identifying individual companies with growth potential using fundamental analysis is also important to the process, especially when the Fund is researching investment in small to mid-size companies.

Although the Fund will generally emphasize investments for long-term capital appreciation, the Fund may invest for short-term capital appreciation when management believes it is consistent with sound investment practices and the Fund's overall objective. These determinations will be made without a vote of the shareholders of the Fund. There is no assurance that the Fund will achieve its investment objective.

                          -- COLUMBIA BALANCED FUND --
                       ---------------------------------

The Fund was incorporated on June 13, 1991 under Oregon law and began offering shares to the public on October 1, 1991.

                           -- INVESTMENT OBJECTIVE --

The investment objective of the Fund is to provide shareholders with a high total return (growth of capital and income) by investing in common stocks and fixed income securities. This objective may not be changed without a vote of a majority of the outstanding voting securities of the Fund.

The Advisor intends to use top down analysis to determine appropriate weightings between common stocks and fixed income securities, based on expected relative returns for those two classes of assets. The Advisor does not intend to try to time the markets, and changes between the asset classes normally will be made gradually. Under normal investing conditions, the assets of the Fund will be allocated within the following parameters: 35-65% in common stocks and 35-65% in fixed income securities. At least 25% of the Fund's assets will be invested at all times in nonconvertible fixed income securities. Individual security selection for each portion of the Fund is discussed separately below.

                              -- COMMON STOCKS --

The Fund invests its equity portfolio primarily in larger companies that are well established. Many of the companies will have a history of paying level or rising dividends. See "A Team Approach to Investing" for more information about how stocks for the equity portfolio are selected.

The Fund may invest up to one-third of its common stock portfolio in companies located in developed foreign countries, principally those located in North America, Western Europe, or Asia. Further information regarding securities in which the Fund may invest is provided in the Statement of Additional Information.

                         -- FIXED INCOME SECURITIES --

The Fund seeks to provide shareholders with significant income through an investment of a portion of its total assets in fixed income securities, consisting of corporate debt securities (bonds, debentures, and notes), asset-backed securities, bank obligations, collateralized bonds, loan and mortgage obligations, commercial paper, preferred stocks, repurchase agreements, savings and loan obligations, and U.S. Government and agency

                                       -

                                FUND DESCRIPTION
       -----------------------------------------------------------------
obligations. Debt securities and preferred stocks may be convertible into, or exchangeable for, common stocks, and may have warrants attached. Information regarding these securities is provided in the Statement of Additional Information.
T  O ACHIEVE ITS INVESTMENT OBJECTIVE, THE FUND
   EXPECTS TO INVEST A MAJOR PORTION (NORMALLY AT LEAST 95%) OF ITS FIXED INCOME ASSETS IN INVESTMENT-GRADE DEBT SECURITIES.

"Investment-grade" debt securities are considered to be those which, at the time of investment are: (a) rated Baa or higher by Moody's; (b) rated BBB or higher by Standard & Poor's; or (c) unrated, but believed by the Advisor to be equivalent to securities with those ratings. Up to 5% of the Fund's fixed income assets may be invested in lower-grade securities (rated Ba or B by Moody's or BB or B by Standard & Poor's) when the Advisor believes these securities present attractive investment opportunities despite their speculative characteristics. For information on the risks of lower-rated securities, please see the Statement of Additional Information.

Although bonds rated Baa or BBB are believed to have adequate capacity to pay principal and interest, they have speculative characteristics because they lack certain protective elements. In addition, the prices of bonds rated Baa or BBB may be more sensitive to adverse economic changes or individual corporate developments than bonds with higher investment ratings. The Fund will evaluate the appropriateness, in light of the then existing circumstances, of retaining any security whose credit rating drops below Baa or BBB after its purchase by the Fund. Additional ratings information is provided under "Additional Information -- Bond Ratings."

A portion of the Fund's portfolio will ordinarily be invested in obligations issued by the U.S. Government and its agencies and instrumentalities (such as the Federal Home Loan Mortgage Corp., the Government National Mortgage Association, the Federal National Mortgage Association, and the Federal Housing Administration) and in short-term corporate obligations when the Advisor believes the issuer is financially sound. The Fund may also invest in repurchase agreements, which are described under "Additional Information."

The Fund will usually invest some portion of its assets in collateralized mortgage obligations ("CMOs") issued by a U.S. agency or instrumentality, or in privately issued CMOs that carry an investment-grade rating. The holder of a CMO is entitled to interest and/or principal payments that are fully collateralized by a portfolio or pool of mortgages or mortgage-backed securities. CMOs are generally issued in different classes, with different priorities as to the receipt of interest and/or principal payments on the underlying mortgages. In addition to the interest rate risk carried by all fixed income securities, mortgage-related securities and CMOs are also subject to risks relating to cash flow uncertainty; that is, the risk that assumed prepayment rates on the underlying mortgages will increase or decrease. Changes in assumed prepayment rates have the effect of shortening or lengthening the effective maturity of the CMO held by the Fund, which may have an adverse effect on the value of the CMO. The Fund will invest only in those CMOs whose characteristics and terms are consistent with the average maturity and market risk profile of the other fixed income securities held by the Fund.

There are no limitations on the average maturity of the Fund's portfolio. Securities will be selected on the basis of the Advisor's assessment of interest rate trends and the liquidity of various instruments under prevailing market conditions. Shifting the average maturity of the portfolio in response to anticipated changes in interest rates will generally be carried out through the sale of securities and the purchase of different securities within the desired maturity range. This may result in a greater level of realized capital gains and losses than if the Fund held all securities to maturity. Portfolio decisions will be

                                       -

                                FUND DESCRIPTION
       -----------------------------------------------------------------
made solely on the basis of investment, rather than tax, considerations. Generally, the securities purchased will be of an intermediate maturity (less than 10 years) when interest rates are expected to rise and of a relatively long maturity (over 10 years) when interest rates are expected to decline.

The Fund intends to use cash or cash equivalents to maintain liquidity and to partially protect against declines in value of common stocks and longer-term fixed income securities. All of the Fund's cash equivalent assets will be invested in short-term obligations maturing within one year. Cash equivalent investments by the Fund normally will not exceed 10% of the Fund's assets and may include: securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements relating to these securities; bank deposits and other financial institution obligations; commercial paper rated A-1 by Standard & Poor's, Prime 1 by Moody's, or, if not rated, issued by companies that, at the date of investment, have an outstanding debt issue rated AA or better by Standard & Poor's or Aa or better by Moody's; and other corporate obligations, including bonds and notes that, at the date of investment, are rated AA or better by Standard & Poor's or Aa or better by Moody's.

                         -- INVESTMENT RESTRICTIONS --

For more information about the risks of investing in the Fund, please see "Risk Factors." For information on the investment by the Fund in repurchase agreements, illiquid securities, when-issued securities, options, and temporary investments, please see "Additional Information." A description of other investment restrictions and certain investment practices of the Fund is included in the Statement of Additional Information. The Fund's investment restrictions include a prohibition on investing more than 5% of its total assets at cost in illiquid securities or the equity securities of companies that have a record of less than three years of continuous operations.

                                       -

                                  RISK FACTORS
       -----------------------------------------------------------------

An investment in any mutual fund, including the Fund, involves certain risks, some of which are explained under "Fund Description." General market risk and other specific risks associated with different types of securities used by the Fund are discussed below.

STOCK MARKET RISK. The principal risk associated with a stock mutual fund is that the stocks held by the fund will decline in value. Stock values may fluctuate in response to the activities and financial prospects of an individual company or in response to general market and economic conditions.
A  LTHOUGH COMMON STOCKS HAVE HISTORICALLY
   PROVIDED LONG-TERM RETURNS THAT ARE GREATER THAN OTHER TYPES OF INVESTMENTS, STOCK RETURNS HAVE ALSO BEEN MORE VOLATILE OVER SHORTER PERIODS OF TIME.

CREDIT AND INTEREST RATE RISK. All fixed income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the ability of the issuer to meet interest and principal payments when due. The ratings of fixed income securities by Moody's and Standard & Poor's are a generally accepted barometer of credit risk. See "Additional Information -- Bond Ratings."

Interest rate risk refers to fluctuations in the net asset value of any portfolio of fixed income securities resulting from the inverse relationship between the price of fixed income securities and interest rates.
W    HEN INTEREST RATES RISE, BOND PRICES GENERALLY
     FALL AND, CONVERSELY, WHEN INTEREST RATES FALL, BOND PRICES GENERALLY
RISE.

The change in net asset value depends upon several factors, including a bond's maturity date. In general, bonds with longer maturities are more sensitive to interest rate changes than bonds with shorter maturities.

FOREIGN SECURITIES. Foreign securities, which are generally denominated in foreign currencies, and forward currency exchange contracts involve risks not typically associated with investing in domestic securities. The value of the Fund's portfolio will be affected by changes in currency exchange rates and in currency exchange regulations to the extent the Fund holds foreign securities. Foreign securities may be subject to foreign taxes that would reduce their effective yield. Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the unrecovered portion of any foreign withholding taxes would reduce the income the Fund receives from its foreign investments.

Foreign investments involve certain other risks, including possible political or economic instability of the country of the issuer, the difficulty of predicting international trade patterns, and the possibility of currency exchange controls. Foreign securities may also be subject to greater fluctuations in price than domestic securities. There may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those of domestic companies.

There is generally less government regulation of stock exchanges, brokers, and listed companies abroad than in the United States. In addition, with respect to certain foreign countries, there is a possibility of the adoption of a policy to withhold dividends at the source, or of expropriation, nationalization, confiscatory taxation, or diplomatic developments that could affect investments in those countries. Finally, in the event of default on a foreign debt obligation, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the obligation. The Fund will normally execute its portfolio securities transactions on the principal stock exchange on which the security is traded.

Additional costs may be incurred in connection with the Fund's foreign investments. Foreign brokerage commissions are generally higher than those in the United States. Expenses may also be incurred on currency conversions when the Fund moves investments from one country to another. Increased custodian costs as well as administrative difficulties may be experienced in connection with maintaining assets in foreign jurisdictions.

                                       -

                                  PERFORMANCE
       -----------------------------------------------------------------

This section is designed to help you understand terms used to describe Fund performance, such as "total return," "average annual total return," and "yield." For additional information on yield and total return calculations for the Fund, see the Statement of Additional Information.

                          -- UNDERSTANDING "RETURN" --

 "TOTAL RETURN" REFERS TO THE CHANGE IN VALUE OF AN INVESTMENT IN THE FUND OVER A STATED PERIOD, ASSUMING THE REINVESTMENT OF ANY DIVIDENDS AND CAPITAL GAINS. "AVERAGE ANNUAL TOTAL RETURN" IS A HYPOTHETICAL RATE OF RETURN THAT, IF ACHIEVED ANNUALLY, WOULD HAVE PRODUCED THE SAME TOTAL RETURN IF PERFORMANCE HAD BEEN CONSTANT OVER THE ENTIRE PERIOD. AVERAGE ANNUAL TOTAL RETURNS SMOOTH OUT THE VARIATIONS IN PERFORMANCE BUT ARE NOT THE SAME AS ACTUAL ANNUAL RESULTS.

The average annual total returns for the Fund for the following periods ended December 31, 1997 were: 18.74% for one year, 13.55% for five years, and 13.46% since inception of the Fund on October 1, 1991.

                                  -- YIELD --


The Fund will, from time to time, advertise or quote current yield, which represents the annualization of the Fund's net investment income over a recent 30-day period divided by the Fund's net asset value at the end of that period. The current yield for the Fund for the 30-day period ended December 31, 1997 was 3.85%.


                         -- PERFORMANCE COMPARISONS --

The Fund may compare its performance to other mutual funds and to the mutual fund industry as a whole, as quoted by ranking services such as Lipper Analytical Services, Inc. or Morningstar, Inc., or as reported in financial publications such as BARRON'S, BUSINESS WEEK, FORBES, MONEY MAGAZINE, and THE WALL STREET JOURNAL. The Fund may also compare its performance to that of a recognized stock or bond index, such as the S&P 500 Stock Index, the Russell 2000 Stock Index, the Lehman Aggregate Bond Index, and other relevant indices. Unmanaged indices may assume the reinvestment of dividends, but generally do not reflect deductions for administrative and management costs and expenses.
P  ERFORMANCE INFORMATION ON THE FUND DOES NOT
   GUARANTEE FUTURE RESULTS. SHARE PRICE AND RETURNS WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

In addition, the Fund may also compare its performance to other income-producing securities such as: (i) money market funds; (ii) various bank products (such as certificates of deposit and money market deposit accounts); and (iii) U.S. Treasury bills or notes. There are differences between these income-producing alternatives and the Fund other than its yields. For example, the yield of the Fund is not fixed and will fluctuate. In addition, your investment is not insured and its yield is not guaranteed. Although the yields of bank money market deposit accounts will fluctuate, principal will not fluctuate and is insured by the Federal Deposit Insurance Corporation up to $100,000. Bank passbook savings accounts normally offer a fixed rate of interest, and their principal and interest are also guaranteed and insured up to $100,000. Bank certificates of deposit offer fixed or variable rates for a set term. Principal and fixed rates are guaranteed and insured. There is no fluctuation in principal value. Withdrawal of these deposits before maturity will normally be subject to a penalty.

                                       -

                                FUND MANAGEMENT
       -----------------------------------------------------------------

                            -- BOARD OF DIRECTORS --

The Fund is managed under the supervision of its Board of Directors, which has responsibility for overseeing decisions relating to the investment policies and objectives of the Fund. The Board of Directors of the Fund meets quarterly to review the Fund's investment policies, performance, expenses, and other business matters.

                            -- INVESTMENT ADVISOR --

The Fund has contracted with Columbia Funds Management Company (the "Advisor") to provide investment advisory services. The Advisor, subject to general responsibility of the Fund's Board of Directors, is responsible for the overall management of the Fund's business affairs. The Advisor or its predecessor has acted in this capacity since 1967 and also provides investment management services to each of the following Columbia Funds: Columbia Common Stock Fund, Columbia Growth Fund, Columbia International Stock Fund, Columbia Special Fund, Columbia Small Cap Fund, Columbia Real Estate Equity Fund, Columbia Daily Income Company, Columbia U.S. Government Securities Fund, Columbia Fixed Income Securities Fund, Columbia Municipal Bond Fund, and Columbia High Yield Fund. The Advisor is an indirect wholly owned subsidiary of Fleet Financial Group, Inc. ("Fleet"), a publicly owned multibank holding company registered under the Bank Holding Company Act of 1956 with total assets of approximately $85 billion at December 31, 1997. The address of the Advisor is 1300 S.W. Sixth Avenue, P.O. Box 1350, Portland, Oregon 97207-1350.

Under the investment advisory contract with the Fund, the Advisor provides research, advice, and supervision with respect to investment matters and determines what securities to purchase or sell and what portion of the Fund's assets to invest. The Advisor provides office space and pays all executive salaries and expenses and ordinary office expenses of the Fund (other than the expenses of clerical services relating to the administration of the Fund).

The investment advisory fee of the Fund is accrued daily and paid monthly and equals the annual rate of 0.50 of 1% of daily net assets. For the year ended December 31, 1997, the investment advisory fees incurred by the Fund, expressed as a percentage of average net assets, was 0.50%.

The Advisor has entered into an agreement with Columbia Management Co. ("CMC"), under which CMC provides the Advisor with statistical and other factual information, advice regarding economic factors and trends, and advice as to occasional transactions in specific securities. CMC, upon receipt of specific instructions from the Advisor, also contacts brokerage firms to conduct securities transactions for the Fund. The Advisor pays CMC a fee for these services. The Fund's expenses are not increased by this arrangement, and no amounts are paid by the Fund to CMC under this agreement. CMC is an indirect wholly owned subsidiary of Fleet.

The Fund assumes the following costs and expenses: costs relating to corporate matters; cost of services to shareholders; transfer and dividend paying agent fees; custodian fees; legal, auditing, and accounting expenses; disinterested directors' fees; taxes and governmental fees; interest; brokers' commissions; transaction expenses; cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase, or redemption of its shares; expenses of registering or qualifying its shares for sale; transfer taxes; all expenses of preparing its registration statements, prospectuses, and reports; and the cost of printing and delivering to shareholders its prospectuses and reports. Information on the Fund's expenses, as a percentage of its average net assets, is located under "Fund Expenses" and "Financial Highlights."

The Advisor may use its broker-dealer affiliates and other firms that sell the Fund's shares to carry out the

                                       -

                                FUND MANAGEMENT
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Fund's brokerage transactions, provided the Fund receives brokerage services and commission rates comparable to other broker dealers.

Third-party administrators of tax-qualified retirement plans and other financial institutions ("Financial Intermediaries") may establish omnibus accounts with the Fund and provide sub-transfer agency, recordkeeping, or other services to participants and beneficial owners in the omnibus accounts. In recognition that these arrangements reduce or eliminate the need for the Fund's transfer agent to provide such services, the Fund and the Advisor may pay the Financial Intermediary a sub-transfer agent or recordkeeping fee. All Financial Intermediaries enter into an agreement with the Fund that authorizes them to accept purchase and redemption orders on behalf of the Fund. The Fund will be deemed to have received a purchase or redemption order when an authorized Financial Intermediary or its delegate accepts the order. The order will be priced at the Fund's net asset value next computed after it is accepted by the Financial Intermediary or its delegate.

                         -- COLUMBIA INVESTMENT TEAM --

The Fund is managed by the Columbia Investment Team. An Asset Allocation Committee is responsible for determining the Fund's portfolio weightings in stocks, bonds and cash investments based on an analysis of macro-economic factors and the investment environment. That committee is also responsible for deciding the sector or industry weightings of the equity portion of the Fund. The Investment Team members responsible for the Columbia Bond Funds determine the sector emphasis between different types of fixed income securities. Individual members of the Investment Team select the securities within the sector or asset classes over which they have research and analytic responsibility. See "Fund Descriptions -- A Team Approach to Investing."

Thomas L. Thomsen, President, Chief Investment Officer and Director of the Advisor, supervises the Investment Team in its management of the Fund. Prior to joining the Investment Team in 1978, Mr. Thomsen was a senior investment officer for the Treasury Department of the State of Oregon (1974-1978) and a Fixed Income Portfolio Manager for First National Bank of Oregon (1969-1973).

                             -- PERSONAL TRADING --

Members of the Investment Team and other personnel of the Fund or the Advisor are permitted to trade securities for their own or family accounts, subject to the rules of the Code of Ethics adopted by the Fund and the Advisor.
T  HE RULES THAT GOVERN PERSONAL TRADING BY
   INVESTMENT PERSONNEL ARE BASED ON THE PRINCIPLE THAT EMPLOYEES OWE A FIDUCIARY DUTY TO CONDUCT THEIR TRADES IN A MANNER THAT IS NOT DETRIMENTAL TO THE FUND OR ITS SHAREHOLDERS.

The Fund has adopted the recommendations of the Investment Company Institute, an organization composed of members of the mutual fund industry, relating to restrictions on personal trading. For more information on the Code of Ethics and specific trading restrictions, see the Statement of Additional Information.

                         -- OTHER SERVICE PROVIDERS --


TRANSFER AGENT. Columbia Trust Company acts as transfer agent and dividend paying agent for the Fund. Its address is 1301 S.W. Fifth Avenue, P.O. Box 1350, Portland, Oregon 97207-1350. The transfer agent is an indirect wholly owned subsidiary of Fleet.


DISTRIBUTOR. Provident Distributors, Inc. ("PDI") is the principal underwriter of the Fund's shares. PDI's address is Four Falls Corporate Center, 6th Floor, West Conshohocken, PA. 19428-2961. Columbia Financial Center Incorporated ("Columbia Financial"), an indirect wholly owned subsidiary of Fleet, has entered into a Broker-Dealer Agreement with PDI to sell shares of the Fund. You may invest money or redeem shares in the

                                       -

                                FUND MANAGEMENT
       -----------------------------------------------------------------
Fund through Columbia Financial. Its address is 1301 S.W. Fifth Avenue, P.O. Box 1350, Portland, Oregon 97207-1350. PDI and Columbia Financial do not charge any fees or commissions to investors or the Fund for the sale of shares of the Fund.

CUSTODIANS. United States National Bank of Oregon, 321 S.W. Sixth Avenue, Portland, Oregon 97208, serves as general custodian for the Fund. Morgan Stanley Trust Company, One Pierrepont Plaza, Brooklyn, New York, NY 11201, provides custody services to the extent the Fund holds foreign securities.

                            -- OTHER INFORMATION --

VOTING RIGHTS. The Fund is a separate corporation. All shares of the Fund have equal voting, redemption, dividend, and liquidation rights. All issued and outstanding shares of the Fund are fully paid and nonassessable. Shares have no preemptive or conversion rights. Fractional shares have the same rights proportionately as full shares. The shares of the Fund do not have cumulative voting rights, which means that holders of more than 50 percent of the shares of the Fund voting for the election of directors can elect all of the directors.

SHAREHOLDER MEETINGS. The Fund is not required to hold annual shareholder meetings. Special meetings may be called, however, as required or deemed desirable for purposes such as electing directors, changing fundamental investment policies, or approving an investment management agreement. The holders of not less than 10% of the shares of the Fund may request in writing that a special meeting be called for a specified purpose. If such a special meeting is called to vote on the removal of one or more directors of the Fund, shareholders of the Fund will be assisted in communications with other shareholders of the Fund.

                                       -

                               INVESTOR SERVICES
       -----------------------------------------------------------------

This section is designed to provide you with information about opening an account and conducting transactions directly with the Fund. In addition, information is provided on the different types of accounts and services offered by the Fund as well as the policies relating to those services.

If you are investing in the Fund through your employer's retirement plan, your plan administrator or employee benefits office can provide you with information about how to invest in the Fund.

                        -- HOW TO OPEN A NEW ACCOUNT --

Please complete and sign a Fund application and make your check payable to the Fund for the minimum required investment. See "Minimum Investments." Please be sure to include a tax identification number on your application or it may be rejected and returned to you. The completed application and a check should be mailed to:

                           Columbia Financial Center
                                 P.O. Box 1350
                          Portland, Oregon 97207-1350
                              Attn.: New Accounts

                          -- HOW TO PURCHASE SHARES --

Shares of the Fund are offered at the share price, or net asset value ("NAV"), next determined (normally 4 p.m., New York time) after an order is accepted. See "Processing Your Order" and "Determining Your Share Price." Shares can be purchased in the following ways:

IN PERSON: Investments can be made in person by visiting the Fund at 1301 S.W. Fifth Avenue, Portland, Oregon between 7:30 a.m. and 5:00 p.m. on any business day that the New York Stock Exchange (NYSE) is open for business.

BY MAIL: Send a check, with either a completed Investment Slip from the bottom of a confirmation statement, or a letter indicating the account number and registration, to:

                           Columbia Financial Center
                                 P.O. Box 1350
                          Portland, Oregon 97207-1350
                               Attn.: Investments

BY WIRE: You may have your bank wire federal funds. Call the Fund for instructions and notification that money is being wired:

                            Portland area  222-3606
                             Nationwide (toll-free)
                                 1-800-547-1707

BY TELEPHONE: You may make additional investments in the Fund by telephone from a predesignated bank account ("Televest"). The minimum investment that can be made by Televest is $100. Shareholders must complete the appropriate sections of the application or call the Fund to request a Televest form. An investment using Televest is processed on the day the Fund receives your investment from your bank, usually the business day following the day of your telephone call.

                           -- MINIMUM INVESTMENTS --

 THE FUND HAS A MINIMUM INITIAL INVESTMENT REQUIREMENT OF $1,000. THIS MINIMUM IS WAIVED FOR ACCOUNTS USING THE AUTOMATIC INVESTMENT PLAN. SUBSEQUENT INVESTMENTS (OTHER THAN THROUGH THE AUTOMATIC INVESTMENT PLAN) MUST BE AT LEAST $100 AND SHOULD ALWAYS IDENTIFY YOUR NAME, THE FUND'S NAME, AND YOUR ACCOUNT NUMBER. MANAGEMENT OF THE FUND MAY, AT ITS SOLE DISCRETION, WAIVE THE MINIMUM PURCHASE AND ACCOUNT SIZE REQUIREMENTS FOR CERTAIN GROUP PLANS OR ACCOUNTS OPENED BY AGENTS OR FIDUCIARIES (SUCH AS A BANK TRUST DEPARTMENT, INVESTMENT ADVISOR, OR SECURITIES BROKER), FOR INDIVIDUAL RETIREMENT PLANS OR IN OTHER CIRCUMSTANCES.

                                       -

                               INVESTOR SERVICES
       -----------------------------------------------------------------

BY AUTOMATIC INVESTMENT: Investments in the Fund may be made automatically from your bank under Columbia's Automatic Investment Plan ("AIP"). Shareholders whose bank is a member of the National Automated Clearing House Association may choose to have amounts of $50 or more automatically transferred from a bank checking account to the Fund on or about the 5th or 20th, or both, of each month. Shareholders must complete the AIP section of the application or a separate AIP form to participate in the AIP. If you stop investing in the Fund using an AIP, your account may be closed if you fail to reach or maintain a minimum account balance. See "Account Privileges -- Involuntary Redemptions."

BY EXCHANGE: You may purchase shares of the Fund with the proceeds from a redemption of shares of any other Columbia Fund with the same account number. See "How to Exchange Shares."

THROUGH YOUR BROKER-DEALER OR BANK: You may purchase or redeem shares of the Fund through your broker, bank, or other financial institution, which may charge a commission or fee for assisting in handling your order and which may be required to be registered as a broker or dealer under federal or state securities laws.

CLOSING THE FUND TO NEW INVESTORS: The Advisor to the Fund reserves the right at its discretion to close the Fund to new investors. A number of factors may be considered in making such a decision, including the total assets and flow of new investments into the Fund. If the Fund is closed, shareholders who maintain open accounts with the Fund may make additional investments in the Fund. Once a shareholder's account in the Fund is closed, however, additional investments may not be possible.

                          -- PAYING FOR YOUR SHARES --

Payment for Fund shares is subject to the following policies:

- Checks should be drawn on U.S. banks and made payable to the Fund

- Never send cash or cash equivalents; the Fund will not accept responsibility for their receipt

- The Fund reserves the right to reject any order

- If your order is canceled because your check did not clear the bank or the Fund was unable to debit your predesignated bank account, you will be responsible for any losses or fees imposed by your bank or attributable to a loss in value of the shares purchased

- The Fund may reject any third party checks used to make an investment or open a new account

                       -- HOW TO REDEEM (SELL) SHARES --

You may redeem all or a portion of your investment in the Fund on any business day that the NYSE is open for business. All redemptions of shares of the Fund will be at the share price (NAV) computed after receipt of a valid redemption request. In every case, sufficient full and fractional shares will be redeemed to cover the amount of the redemption request.

If certificates for Fund shares have been issued to you, they must be returned to the Fund and properly endorsed before a redemption of these shares may be processed. Redemptions from a Columbia-sponsored IRA or retirement plan require the completion of certain additional forms to ensure compliance with IRS regulations. If a redemption request cannot be processed for any of these reasons, the redemption request will be returned to you and no redemption will be made until a valid request is submitted. Shares can be redeemed in the following ways:

                                       -

                               INVESTOR SERVICES
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IN WRITING:  You may redeem shares of the Fund by providing a written instruction to the Fund at the address shown below. A signature guarantee may be required. Please see "Signature Requirements."

                           Columbia Financial Center
                                 P.O. Box 1350
                          Portland, Oregon 97207-1350
                               Attn.: Redemptions

SIGNATURE REQUIREMENTS: Redemption requests must be signed by each shareholder required to sign on the account. Accounts in the names of corporations, fiduciaries, and institutions may require additional documentation. Please contact the Fund if your account falls into one of these categories.

To protect you and the Fund against fraud, a SIGNATURE GUARANTEE is also required in any of the following situations:

- The redemption request exceeds $50,000

- You request a check made payable to anyone other than the shareholder(s) of record or other predesignated party

- You request that proceeds be sent to an address other than the address of record or an account other than a previously designated bank account

- You would like the check mailed to an address that has changed in the last 10 days

- You wish to transfer or change ownership of the account

The Fund reserves the right to require a signature guarantee in other circumstances or to reject an order for certain legal reasons. You may obtain a signature guarantee from an eligible guarantor institution such as a bank, broker-dealer, credit union, savings and loan association, national securities exchange or trust company. A notary public cannot provide a signature guarantee.

BY TELEPHONE: You may redeem shares by telephone unless you decline this service by checking the appropriate box on the application. Proceeds from telephone redemptions may be mailed only to the registered name and address on your account or transferred to the bank designated on the application or to another Columbia Fund with an identical account number. A maximum of $50,000 may be redeemed by telephone and mailed to your registered address. There is no such limitation on telephone redemptions transferred to your bank. Telephone redemptions may be made by calling the Fund between 7:30 a.m. and 5:00 p.m., Pacific Time, at:

                            Portland area  222-3606
                             Nationwide (toll-free)
                                 1-800-547-1707

You may experience some difficulty in implementing a telephone redemption during periods of drastic economic or financial market changes. Telephone redemption privileges may be modified or terminated at any time without notice to shareholders. Please see "Account Privileges -- Telephone Redemptions."

BY AUTOMATIC WITHDRAWAL: If your account value in the Fund is $5,000 or more, you may elect to receive automatic cash withdrawals of $50 or more from the Fund in accordance with either of the following withdrawal options

- Income earned; you may elect to receive any dividends or capital gains distributions on your shares, provided such dividends and distributions exceed $25

- Fixed amount; you may elect to receive a monthly or quarterly fixed amount of $50 or more

Automatic withdrawals will be made within seven days after the end of the month or quarter to which they relate.

To the extent redemptions for automatic withdrawals exceed dividends declared on shares in your account, the number of shares in your account will be reduced. If

                                       -

                               INVESTOR SERVICES
       -----------------------------------------------------------------
the value of your account falls below the Fund minimum, your account is subject to being closed on 60 days written notice. The minimum withdrawal amount has been established for administrative convenience and should not be considered as recommended for all investors. For tax reporting, a capital gain or loss may be realized on each fixed-amount withdrawal.

An automatic withdrawal plan may be modified or terminated at any time upon prior notice by the Fund or the shareholder.

                      -- PAYMENT OF REDEMPTION PROCEEDS --

Redemption proceeds are normally transmitted in the manner specified in the redemption request on the business day following the effective date of the redemption. Proceeds transmitted over the Automated Clearing House (ACH) system are usually credited to a shareholder's account on the second business day following the redemption request. Except as provided by rules of the Securities and Exchange Commission, redemption proceeds must be transmitted to you within seven days of the redemption date.

REDEMPTION OF RECENTLY PURCHASED SHARES. Although you may redeem shares of the Fund that you have recently purchased by check, the Fund may hold the redemption proceeds until payment for the purchase of such shares has cleared, which may take up to 15 days from the date of purchase. No interest is paid on the redemption proceeds after the redemption date and before the proceeds are sent to you. These holding periods do not apply to the redemption of shares purchased by bank wire or with a cashiers or certified check.

There is no charge for redemption payments that are mailed. Amounts transferred by wire must be at least $1,000, and the bank wire cost for each redemption will be charged against your account. Your bank may also impose an incoming wire charge.

                          -- HOW TO EXCHANGE SHARES --

You may use proceeds from the redemption of shares of the Fund to purchase shares of other Columbia Funds offering shares for sale in your state of residence. There is no charge for this exchange privilege. Before making an exchange, you should read the Prospectus relating to the Columbia Fund or Funds into which the shares are to be exchanged. The shares of the Columbia Fund to be acquired will be purchased at the NAV next determined after acceptance of the purchase order by that Columbia Fund in accordance with its policy for accepting investments. The exchange of shares of the Fund for shares of another Columbia Fund is treated, for federal income tax purposes, as a sale on which you may realize a taxable gain or loss. Certain restrictions may apply to exchange transactions. See "Account Privileges -- Exchange Privilege."

                          -- PROCESSING YOUR ORDER --

Orders received by the Fund will be processed the day they are received. Orders received before the close of regular trading on the NYSE (normally 4 p.m. New York time) will be entered at the Fund's share price computed that day. Orders received after the close of regular trading on the NYSE will be entered at the Fund's share price next determined. All investments will be credited to your account in full and fractional shares computed to the third decimal place. The Fund reserves the right to reject any order.

Shares purchased will be credited to your account on the record books of the Fund. The Fund will not issue share certificates except on request. Certificates for fractional shares will not be issued.

                       -- DETERMINING YOUR SHARE PRICE --

The share price, or NAV, of the Fund is determined by the Advisor, under procedures approved by the Fund's Board of Directors, as of the close of regular trading (normally 4 p.m. New York time) on each day the

                                       -

                               INVESTOR SERVICES
       -----------------------------------------------------------------
NYSE is open for business and at other times determined by the Board of Directors. The NAV is computed by dividing the value of all assets of the Fund, less its liabilities, by the number of shares outstanding.

Portfolio securities will be valued according to the market value obtained from the broadest and most representative markets. These market quotations, depending on local convention or regulation, may be the last sale price, last bid price, or the mean between the last bid and asked price as of, in each case, the close of the applicable exchange or other designated time. Securities for which market quotations are not readily available and other assets will be valued at fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors of the Fund. These procedures may include valuing portfolio securities by reference to other securities with comparable ratings, interest rates, and maturities and by using pricing services. Fair value for debt securities for which market quotations are not readily available and with remaining maturities of less than 60 days is based on cost adjusted for amortization of discount or premium and accrued interest (unless the Board of Directors believes unusual circumstances indicate another method of determining fair value should be used).

Trading in securities on many foreign securities exchanges and over-the-counter markets is completed at various times before the close of the NYSE. In addition, trading of these foreign securities may not take place on all NYSE business days. Trading may take place in various foreign markets on Saturday or on other days the NYSE is not open for business and on which the Fund's NAV is therefore not calculated. The calculation of the Fund's NAV may not take place contemporaneously with the determination of the prices of the Fund's portfolio foreign securities. Events affecting the values of portfolio foreign securities that occur between the time the prices are determined and the close of the NYSE will not be reflected in the Fund's calculation of NAV unless the Board of Directors, or the Advisor if so delegated, determines that the event would materially affect the NAV. Assets of foreign securities are translated from the local currency into U.S. dollars at the prevailing exchange rates.

                            -- INVESTOR INQUIRIES --

If you have any questions about this Prospectus, the Fund or your account, please call the Fund at:

                            Portland area  222-3606
                     Nationwide (toll-free)  1-800-547-1707

or write or visit the Fund at:

                           Columbia Financial Center
                             1301 S.W. Fifth Avenue
                             Portland, Oregon 97201
                             www.columbiafunds.com

                            -- ACCOUNT PRIVILEGES --

EXCHANGE PRIVILEGE. Telephone exchange privileges are available to you automatically unless you decline this service by checking the appropriate box on the application. Telephone exchanges may be made from one Fund into another Columbia Fund only within the same account number. To prevent the abuse of the exchange privilege to the disadvantage of other shareholders, the Fund reserves the right to terminate the exchange privilege of any shareholder who makes more than four exchanges out of the Fund during the calendar year. The exchange privilege may be modified or terminated at any time, and the Fund may discontinue offering its shares generally or in any particular state without notice to shareholders.

TELEPHONE REDEMPTIONS. The Fund does not accept responsibility for the authenticity of telephone instructions, and, accordingly, shareholders who have approved telephone redemptions assume the risk of any losses due to fraudulent telephone instructions that the Fund reasonably believes to be genuine. The Fund employs certain procedures to determine whether telephone instructions are genuine, including requesting

                                       -

                               INVESTOR SERVICES
       -----------------------------------------------------------------
personal shareholder information prior to acting on telephone instructions, providing written confirmations of each telephone transaction, and recording all telephone instructions. The Fund may be liable for losses due to fraudulent telephone instructions if it fails to follow these procedures. For your protection, the ability to redeem by telephone and have the proceeds mailed to your registered address may be suspended for up to 30 days following an account address change.

INVOLUNTARY REDEMPTIONS. Upon 60 days prior written notice, the Fund may redeem all of your shares without your consent if:

- Your account balance falls below $500. However, if you wish to maintain the account, you may during the 60-day notice period either: (i) add to your account to bring it to the required minimum, or (ii) establish an Automatic Investment Plan with a minimum monthly investment of $50.

- You are a U.S. shareholder and fail to provide the Fund with a certified taxpayer identification number.

- You are a foreign shareholder and fail to provide the Fund with a current Form W-8, "Certificate of Foreign Status."

The Fund also reserves the right to close a shareholder's account if the shareholder's actions are deemed to be detrimental to the Fund or its shareholders. If the Fund redeems shares, payment will be made promptly at the current net asset value. A redemption may result in a realized capital gain or loss.

TAXPAYER IDENTIFICATION NUMBER. Federal law requires the Fund to withhold 31% of dividends and redemption proceeds paid to certain shareholders who have not complied with certain tax regulations. The Fund will generally not accept an investment to establish a new account that does not comply with these regulations. You will be asked to certify on your account application that the social security number or tax identification number provided is correct and that you are not subject to 31% backup withholding for previous underreporting of income to the Internal Revenue Service.

SHAREHOLDER STATEMENTS AND REPORTS. The Fund will send a separate confirmation of each nonroutine transaction that affects your account balance or registration. Routine, pre-authorized transactions are confirmed in the monthly or quarterly account statements provided to shareholders. The types of pre-authorized transactions that will be confirmed on your account statement include:

- Periodic share purchases through an Automatic Investment Plan

- Reinvestment of dividends and capital gains distributions

- Automatic withdrawals or exchanges between the Fund and another Columbia Fund

The Fund will mail to its shareholders on or before January 31 of each year a summary of the federal income tax status of the Fund's distributions for the preceding year.

Financial reports on the Fund, which include a listing of the Fund's portfolio securities, are mailed semiannually to shareholders. To reduce Fund expenses, only one such report and the annually updated prospectus will be mailed to accounts with the same Tax Identification Number. In addition, shareholders or multiple accounts at the same mailing address can eliminate duplicate enclosures for statements mailed to that address by filing a SAVMAIL form with the Fund. For a SAVMAIL form or to receive additional copies of any shareholder report or prospectus, please call an Investor Services Representative at 1-800-547-1707.

                                       -

                               INVESTOR SERVICES
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                        -- IRAS AND RETIREMENT PLANS --

Investors may invest in the Fund through Columbia's Traditional, Roth, Education, SIMPLE, or SEP IRA programs, or Columbia's Prototype Money Purchase Pension and Profit Sharing Plan. Please contact the Fund for further information and application forms. Investments may also be made in the Fund in connection with established retirement plans.

                       -- PRIVATE MANAGEMENT ACCOUNTS --

Columbia Trust Company offers Private Management Accounts that provide investment management tailored to the specific investment objectives of individuals, institutions, trusts, and estates, using the Fund and other Columbia Funds as investment vehicles. The annual fee for this service is:

- .75% on the first $500,000

- .50% on the next $500,000

- .25% on assets over $1 million

The minimum fee for this service is $1,000 and the maximum fee is $15,000. These fees are in addition to investment advisory fees paid by the Fund and other Columbia Funds to the Advisor. For additional information, please call Columbia Trust Company at 503-222-3600.

                                       -

                            DISTRIBUTIONS AND TAXES
       -----------------------------------------------------------------

                              -- DISTRIBUTIONS --

The Fund is required to distribute to shareholders each year all of its net investment income and any net realized capital gains. Net investment income (income from dividends, interest and any net realized short-term capital gains) is distributed by the Fund as a dividend. Any net long-term capital gains realized on the sale of portfolio securities by the Fund are distributed as capital gains distributions. Dividends are declared and paid each calendar quarter, while capital gains distributions are declared and paid in December.

                           -- DISTRIBUTION OPTIONS --

Unless you select a different option, all dividends and capital gains distributions are reinvested in additional shares at a price equal to the NAV at the close of business on the reinvestment date. You may elect at any time, by notifying the Fund, to receive your distributions in cash or to reinvest them in another Columbia Fund. If you elect to receive dividends and/or capital gains distributions in cash and such dividend or capital gains distribution is returned to the Fund as undeliverable to your address of record, your distribution option shall be converted to having all dividends and capital gains distributions reinvested in additional shares. No interest will accrue on any dividend or capital gain distribution returned to the Fund as undeliverable.

                        -- TAXATION OF DISTRIBUTIONS --

The tax character of distributions from the Fund is the same whether they are paid in cash or reinvested in additional shares. Dividends declared in October, November, or December to shareholders of record as of a date in one of those months and paid the following January will be reportable as if received by the shareholders on December 31. This section provides only a brief summary of the major tax considerations affecting the Fund and its shareholders and is not a complete or detailed explanation of tax matters. Investors should consult their tax advisors concerning the tax consequences of investing in the Fund.

FEDERAL INCOME TAXES. Distributions from the Fund of net investment income or net realized short-term capital gains are generally taxable to shareholders as ordinary income. Distributions designated as the excess of net long-term capital gain over net short-term capital loss are taxable to shareholders at the applicable long-term capital gains rate regardless of the length of time the shareholder held the Fund's shares. A portion of any dividends received from the Fund may be eligible for the dividends received deduction available to corporate shareholders.

STATE INCOME TAXES. In addition to federal taxes, shareholders of the Fund may be subject to state and local taxes on distributions from the Fund. Shareholders should consult with their tax advisors concerning state and local tax consequences of investing in the Fund.

"BUYING A DIVIDEND." If you buy shares of the Fund before it pays a distribution, you will pay the full price of the shares and receive a portion of the purchase price back in the form of a taxable distribution. The Fund's NAV and your cost basis in the purchased shares is reduced by the amount of the distribution. The impact of this tax result is most significant when shares are purchased shortly before an annual distribution of capital gains or other earnings.

                           -- TAXATION OF THE FUND --

The Fund intends to qualify as a regulated investment company under the Internal Revenue Code. By qualifying and meeting certain other requirements, the Fund generally will not be subject to federal income taxes to the extent it distributes to its shareholders its net investment income and realized capital gains. The Fund intends to make sufficient distributions to relieve itself from liability for federal income taxes.

                                       -

                             ADDITIONAL INFORMATION
       -----------------------------------------------------------------

                          -- REPURCHASE AGREEMENTS --

The Fund may use repurchase agreements to invest cash, generally on a short term basis. Repurchase agreements involve the purchase of a security by the Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. The Fund will enter into repurchase agreements only with those banks or securities dealers who are deemed creditworthy based on criteria adopted by its Board of Directors. There is no limit on the portion of the Fund's assets that may be invested in repurchase agreements with maturities of seven days or less.

                           -- ILLIQUID SECURITIES --

No illiquid securities will be acquired if, upon purchase, more than 5% of the value of the Fund's net assets would consist of these securities. "Illiquid securities" are securities that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine the Fund's net asset value.

Under current interpretations of the Staff of the Securities and Exchange Commission, the following securities in which the Fund may invest will be considered illiquid:

- repurchase agreements maturing in more than seven days

- restricted securities (securities whose public resale is subject to legal restrictions)

- options, with respect to specific securities, not traded on a national securities exchange that are not readily marketable

- any other securities in which the Fund may invest that are not readily marketable

                          -- OPTIONS AND FINANCIAL --
                              FUTURES TRANSACTIONS

The Fund may invest up to 5% of its net assets in premiums on put and call exchange-traded options. A call option gives the holder (buyer) the right to purchase a security at a specified price (the exercise price) at any time until a certain date (the expiration date). A put option gives the buyer the right to sell a security at the exercise price at any time until the expiration date. The Fund may also purchase options on securities indices and foreign currencies. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, on exercise of the option, an amount of cash if the closing level of the securities index on which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The Fund may enter into closing transactions, exercise its options, or permit the options to expire. The Fund may only write call options on securities or securities indices that are covered. A call option on a security is covered if written on a security the Fund owns or if the Fund has an absolute and immediate right to acquire that security without additional cash consideration upon conversion or exchange of other securities held by the Fund. If additional cash consideration is required, that amount will be held in a segregated account by the Fund's custodian bank. A call option on a securities index is covered if the Fund owns securities whose price changes, in the opinion of the Advisor, are expected to be substantially similar to those of the index. Call options may also be covered in any other manner in accordance with the rules of the exchange upon which the option is traded and applicable laws and regulations. The Fund may write such options on up to 25% of its net assets.

The Fund may also engage in financial futures transactions, including foreign currency financial futures transactions. Financial futures contracts are commodity contracts that obligate the long or short holder to take

                                       -

                             ADDITIONAL INFORMATION
       -----------------------------------------------------------------
or make delivery of a specified quantity of a financial instrument, such as a security, or the cash value of a securities index, during a specified future period at a specified price. The Fund's investment restrictions do not limit the percentage of the Fund's assets that may be invested in financial futures transactions. The Fund, however, does not intend to enter into financial futures transactions for which the aggregate initial margin exceeds 5% of the net assets of the Fund after taking into account unrealized profits and unrealized losses on any such transactions it has entered into. The Fund may engage in futures transactions only on commodities exchanges or boards of trade.

The Fund will not engage in transactions in index options, financial futures contracts, or related options for speculation, but only as an attempt to hedge against market conditions affecting the values of securities that the Fund owns or intends to purchase. When the Fund purchases a put on a stock index or on a stock index future not held by the Fund, the put protects the Fund against a decline in the value of its securities to the extent that the stock index moves in a similar pattern to the prices of the securities held. The correlation, however, between stock indices and price movements of the stocks in which the Fund will generally invest may be imperfect. The Fund expects, nonetheless, that the use of put options that relate to such indices will, in certain circumstances, protect against declines in values of specific portfolio securities or the Fund's portfolio generally. Although the purchase of a put option may partially protect the Fund from a decline in the value of a particular security or its portfolio generally, the cost of a put will reduce the potential return on the security or the portfolio if either increases in value.

Upon entering into a futures contract, the Fund would be required to deposit with its custodian in a segregated account cash or certain U.S. Government securities in an amount known as the "initial margin." This amount, which is subject to change, is in the nature of a performance bond or a good faith deposit on the contract and would be returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied.

The principal risks of options and futures transactions are:

- imperfect correlation between movements in the prices of options, currencies, or futures contracts and movements in the prices of the securities or currencies hedged or used for cover

- lack of assurance that a liquid secondary market will exist for any particular option, futures, or foreign currency contract at any particular time

- the need for additional skills and techniques beyond those required for normal portfolio management

- losses on futures contracts resulting from market movements not anticipated by the investment advisor

- possible need to defer closing out certain options or futures contracts in order to continue to qualify for beneficial tax treatment afforded "regulated investment companies" under the Internal Revenue Code

                          -- TEMPORARY INVESTMENTS --

When, as a result of market conditions, the Fund determines that a temporary defensive position is warranted to help preserve capital, the Fund may without limit temporarily retain cash or invest in prime commercial paper, high-grade debt securities, securities of the U.S. Government and its agencies and instrumentalities, and high-quality money market instruments, including repurchase agreements. When the Fund assumes a temporary defensive position, it is not invested in securities designed to achieve its stated investment objective.

                                       -

                             ADDITIONAL INFORMATION
       -----------------------------------------------------------------

                          -- WHEN-ISSUED SECURITIES --


When-issued, delayed delivery and forward transactions generally involve the purchase of a security with payment and delivery at sometime in the future (i.e., beyond normal settlement). The Fund does not earn interest on such securities until settlement and bears the risk of market fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner. To the extent the Fund engages in when-issued and delayed-delivery transactions, it will do so to acquire portfolio securities consistent with its investment objectives and policies and not for investment leverage.


                         -- DOLLAR ROLL TRANSACTIONS --

The Fund may enter into dollar roll transactions with selected banks and broker-dealers. Dollar roll transactions consist of the sale by the Fund of mortgage-backed securities, together with a commitment to purchase similar, but not identical, securities at a future date, at the same price. In addition, the Fund is paid a fee as consideration for entering into the commitment to purchase. Dollar rolls may be renewed after cash settlement and initially involve only a firm commitment agreement by the Fund to buy a security. The Fund will not use such transactions for leveraging purposes, and accordingly, if required by the Securities and Exchange Commission or any applicable law, will segregate cash, U.S. Government securities, or other high grade debt obligations in an amount sufficient to meet their purchase obligations under these transactions.

                                       -

                             ADDITIONAL INFORMATION
       -----------------------------------------------------------------

                               -- BOND RATINGS --

Moody's bond ratings:

AAA -- Best quality; smallest degree of investment risk.

AA -- High quality by all standards; Aa and Aaa are known as high-grade bonds.

A -- Many favorable investment attributes; considered upper medium-grade obligations.

BAA -- Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

BA -- Speculative elements; future payments of interest and principal cannot be considered well assured. Protection of interest and principal payments may be very moderate and not well safeguarded during both good and bad times over the future.

B -- Generally lacking characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Standard & Poor's bond ratings:

AAA -- Highest rating; extremely strong capacity to pay principal and interest.

AA -- Also high-quality with a very strong capacity to pay principal and interest; differ from AAA issues only by a small degree.

A -- Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB -- Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest than for higher-rated bonds.

Bonds rated AAA, AA, A, and BBB are considered investment-grade bonds.

BB -- Less near-term vulnerability to default than other speculative grade debt; face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments.

B -- Greater vulnerability to default but presently have the capacity to meet interest payments and principal repayments; adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

                                       -

                               1997 ANNUAL REPORT
           ---------------------------------------------------------
                           An Overview of the Markets

A LOOK BACK AT 1997

The year was ushered in with favorable economic conditions. While the GDP exceeded expectations in the first quarter, it was not accompanied by higher inflation. The Fed, nevertheless, responded to the quickly growing economy by raising short-term interest rates .25% at the end of March. This action set the tone for a dramatic increase in stock market volatility in the second quarter that continued throughout much of the year. Immediately after the rate hike, both the S&P 500 and NASDAQ gave up most of their year-to-date gains, only to have investors bid prices right back up. By the end of the second quarter, the S&P 500 had gained 20.59%, led by a narrow group of large company stocks.

                             GROSS DOMESTIC PRODUCT
                             VS. INFLATION IN 1997

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

 GROSS DOMESTIC PRODUST VS. INFLATION IN
                  1997
                                                   GDP           INFLATION
                                           (SEASONALLY ADJUSTED
                                               ANNUAL RATE)
1QTR                                                      4.90%
2QTR                                                      3.30%
3QTR                                                      3.10%
4QTR                                                      4.30%

In the third quarter, the market began to broaden as investors gained confidence about continued moderate economic growth and low inflation. Investors moved away from large capitalization stocks to seek values in smaller cap companies and issues overseas. Meanwhile, continuing earnings growth, expanding profit margins, subdued inflation and low interest rates all suggested that the stock market would prolong its historic bull run for a 13th consecutive year. Although it appeared that the economy was approaching full utilization, there were no signs of excess or imbalance that suggested the Fed might tighten rates in the near term.

                            30-YEAR TREASURY YIELDS
                            OVER THE LAST SIX YEARS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  1/3/92      7.48
 1/10/92      7.39
1/17/92          7.61
1/24/92          7.71
1/31/92          7.76
2/7/92           7.76
2/14/92           7.9
2/21/92          7.94
2/28/92          7.79
3/6/92           7.93
3/13/92          8.07
3/20/92          8.05
3/27/92          7.94
4/3/92           7.88
4/10/92          7.89
4/17/92          7.94
4/24/92          8.04
5/1/92           8.01
5/8/92           7.89
5/15/92          7.82
5/22/92          7.82
5/29/92          7.84
6/5/92           7.85
6/12/92          7.88
6/19/92          7.83
6/26/92          7.78
7/3/92           7.63
7/10/92          7.63
7/17/92          7.68
7/24/92          7.57
7/31/92          7.46
8/7/92           7.39
8/14/92          7.32
8/21/92          7.35
8/28/92          7.42
9/4/92           7.28
9/11/92          7.29
9/18/92          7.32
9/25/92          7.36
10/2/92          7.33
10/9/92          7.52
10/16/92         7.53
10/23/92         7.64
10/30/92         7.62
11/6/92          7.76
11/13/92         7.56
11/20/92         7.53
11/27/92         7.59
12/4/92          7.49
12/11/92         7.44
12/18/92         7.42
12/25/92         7.36
1/1/93            7.4
1/8/93           7.46
1/15/93          7.35
1/22/93          7.29
1/29/93           7.2
2/5/93           7.16
2/12/93          7.12
2/19/93          7.01
2/26/93          6.89
3/5/93           6.74
3/12/93          6.86
3/19/93          6.81
3/26/93          6.94
4/2/93           7.05
4/9/93           6.85
4/16/93          6.75
4/23/93          6.79
4/30/93          6.92
5/7/93           6.84
5/14/93          6.94
5/21/93          7.03
5/28/93          6.98
6/4/93           6.91
6/11/93          6.81
6/18/93          6.81
6/25/93           6.7
7/2/93           6.66
7/9/93           6.64
7/16/93          6.54
7/23/93           6.7
7/30/93          6.56
8/6/93           6.53
8/13/93          6.35
8/20/93          6.22
8/27/93          6.13
9/3/93           5.94
9/10/93          5.88
9/17/93          6.04
9/24/93          6.05
10/1/93          5.99
10/8/93          5.92
10/15/93         5.79
10/22/93         5.98
10/29/93         5.97
11/5/93          6.21
11/12/93         6.15
11/19/93         6.34
11/26/93         6.26
12/3/93          6.25
12/10/93         6.19
12/17/93         6.28
12/24/93         6.21
12/31/93         6.35
1/7/94           6.23
1/14/94           6.3
1/21/94          6.28
1/28/94          6.22
2/4/94           6.36
2/11/94          6.41
2/18/94          6.63
2/25/94          6.71
3/4/94           6.84
3/11/94           6.9
3/18/94          6.92
3/25/94          7.02
4/1/94           7.25
4/8/94           7.26
4/15/94          7.29
4/22/94          7.23
4/29/94          7.31
5/6/94           7.54
5/13/94          7.49
5/20/94           7.3
5/27/94          7.39
6/3/94           7.27
6/10/94          7.31
6/17/94          7.45
6/24/94          7.52
7/1/94           7.61
7/8/94           7.69
7/15/94          7.54
7/22/94          7.56
7/29/94           7.4
8/5/94           7.48
8/12/94          7.48
8/19/94          7.49
8/26/94           7.7
9/2/94           7.77
9/9/94           7.79
9/16/94          7.82
9/23/94          7.91
9/30/94          7.83
10/7/94          7.98
10/28/94         7.96
11/4/94          8.16
11/11/94         8.15
11/18/94         8.13
11/25/94         7.93
12/2/94          7.91
12/9/94          7.86
12/16/94         7.85
12/23/94         7.83
12/30/94         7.88
1/6/95           7.86
1/13/95          7.79
1/20/95          7.89
1/27/95          7.73
2/3/95           7.63
2/10/95          7.67
2/17/95          7.59
2/24/95          7.53
3/3/95           7.54
3/10/95          7.46
3/17/95          7.37
3/24/95          7.36
3/31/95          7.43
4/7/95           7.39
4/14/95          7.34
4/21/95          7.33
4/28/95          7.34
5/5/95           7.02
5/12/95          6.99
5/19/95          6.92
5/26/95          6.75
6/2/95           6.53
6/9/95           6.73
6/16/95          6.62
6/23/95           6.5
6/30/95          6.62
7/7/95           6.52
7/14/95           6.6
7/21/95          6.96
7/28/95           6.9
8/4/95           6.91
8/11/95          6.99
8/18/95           6.9
8/25/95           6.7
9/1/95           6.62
9/8/95           6.59
9/15/95          6.48
9/22/95          6.58
9/29/95           6.5
10/6/95          6.42
10/13/95          6.3
10/20/95         6.36
10/27/95         6.36
11/3/95          6.28
11/10/95         6.34
11/17/95         6.23
11/24/95         6.25
12/1/95          6.09
12/8/95          6.05
12/15/95          6.1
12/22/95         6.06
12/29/95         5.95
1/5/96           6.04
1/12/96          6.15
1/19/96          5.97
1/26/96          6.04
2/2/96           6.16
2/9/96            6.1
2/16/96          6.24
2/23/96           6.4
3/1/96           6.37
3/8/96           6.71
3/15/96          6.74
3/22/96          6.66
3/29/96          6.67
4/5/96           6.82
4/12/96           6.8
4/19/96          6.79
4/26/96          6.79
5/3/96           7.12
5/10/96          6.93
5/17/96          6.83
5/24/96          6.83
5/31/96          6.99
6/7/96           7.03
6/14/96          7.09
6/21/96           7.1
6/28/96          6.87
7/5/96           7.19
7/12/96          7.03
7/19/96          6.97
7/26/96          7.01
8/2/96           6.74
8/9/96           6.69
8/16/96          6.77
8/23/96          6.96
8/30/96          7.12
9/6/96           7.11
9/13/96          6.95
9/20/96          7.04
9/27/96          6.91
10/4/96          6.74
10/11/96         6.84
10/18/96          6.8
10/25/96         6.82
11/1/96          6.68
11/8/96          6.51
11/15/96         6.46
11/22/96         6.44
11/29/96         6.35
12/6/96          6.51
12/13/96         6.57
12/20/96         6.61
12/27/96         6.56
1/3/97           6.73
1/10/97          6.84
1/17/97          6.82
1/24/97          6.89
1/31/97          6.79
2/7/97            6.7
2/14/97          6.52
2/21/97          6.64
2/28/97           6.8
3/7/97           6.81
3/14/97          6.94
3/21/97          6.97
3/28/97          7.09
4/4/97           7.12
4/11/97          7.17
4/18/97          7.05
4/25/97          7.14
5/2/97           6.87
5/9/97           6.89
5/16/97           6.9
5/23/97          6.99
5/30/97          6.91
6/6/97           6.77
6/13/97          6.72
6/20/97          6.66
6/27/97          6.74
7/4/97           6.63
7/11/97          6.53
7/18/97          6.53
7/25/97          6.45
8/1/97           6.45
8/8/97           6.64
8/15/97          6.55
8/22/97          6.65
8/29/97          6.61
9/5/97           6.64
9/12/97          6.59
9/19/97          6.38
9/26/97          6.37
9/30/97           6.4
10/6/97          6.26
10/13/97         6.43
10/20/97         6.42
10/27/97         6.13
11/3/97          6.21
11/10/97         6.14
11/17/97         6.07
11/24/97         6.07
12/1/97          6.04
12/8/97          6.14
12/15/97         5.97
12/22/97         5.89
12/29/97         5.92
1/5/98           5.74

In the fourth quarter, currency devaluations in Southeast Asia rocked investment communities worldwide and market volatility picked up dramatically in late October. The financial crisis in Asian markets was aggravated by overlending and the large amount of debt held by many private companies. At the same time, Japan, which represents a significant percentage of the world markets, showed renewed signs of a slowdown and this created little relief for international investors.

As a result of this turbulence, a flight to safety prompted investors to migrate back to more liquid, large capitalization stocks and to U.S. Treasuries, pushing the yield of the long bond below 6% for the first time in almost two years.

MARKET OUTLOOK

The U.S. equity markets continue to trade at valuation levels that are historically high, but many positive factors support these valuations. The Fed remains vigilant, poised to tighten if economic growth or inflation heat up, but ready to provide liquidity if the economy slows or international concerns intensify. The current scenario -- expectations for modest increases in corporate profits, low inflation and declining interest rates -- is generally positive for the stock market.

                           AN OVERVIEW OF THE MARKETS
       -----------------------------------------------------------------

At this point, however, we believe that some caution is warranted. Increased risk in the equity markets is evidenced by continued higher volatility and a preference for greater liquidity. Concerns are growing that 1998 earnings may not rise sufficiently to justify current prices. The potential for much slower growth in emerging countries (particularly in Southeast Asia and Latin America) is dimming earnings prospects for many multinational companies.

INVESTMENT STRATEGY

We have positioned our equity portfolios to favor domestic growth over cyclical issues. Areas that merit particular emphasis, we believe, include retail issues, health care and consumer staple stocks. Continuing strength in consumer confidence and the low level of inflation support an overweighting in these issues in spite of somewhat high valuations. We have increased utility stock holdings to take advantage of their stable relative earnings and high dividend yields. Energy issues have been deemphasized because of slowing world growth and falling commodity prices.

                              CONSUMER CONFIDENCE

EDGAR REPRESENTATION OF DATA POINTS
USED IN PRINTED GRAPHIC

 JAN-80      85.9
 FEB-80      85.3
Mar-80          80.8
Apr-80          60.5
May-80          50.1
Jun-80          56.1
Jul-80          65.4
Aug-80          70.8
Sep-80          80.3
Oct-80          84.2
Nov-80          87.2
Dec-80          78.6
Jan-81          74.4
Feb-81            69
Mar-81          77.8
Apr-81          81.6
May-81          86.9
Jun-81            83
Jul-81          83.5
Aug-81          85.7
Sep-81          75.6
Oct-81          66.9
Nov-81          66.6
Dec-81          64.9
Jan-82          62.3
Feb-82          56.7
Mar-82            57
Apr-82          61.4
May-82          56.7
Jun-82          63.2
Jul-82          56.9
Aug-82          58.1
Sep-82          54.3
Oct-82          57.4
Nov-82          59.5
Dec-82            59
Jan-83          67.6
Feb-83          79.4
Mar-83          83.1
Apr-83          87.7
May-83          87.5
Jun-83            89
Jul-83          91.2
Aug-83          91.1
Sep-83          92.1
Oct-83          96.7
Nov-83         103.6
Dec-83         103.9
Jan-84           101
Feb-84         101.1
Mar-84         106.1
Apr-84         104.8
May-84         105.8
Jun-84         100.4
Jul-84         103.1
Aug-84           100
Sep-84          99.1
Oct-84         105.4
Nov-84            97
Dec-84           102
Jan-85         103.1
Feb-85          96.1
Mar-85         104.4
Apr-85          99.6
May-85         102.6
Jun-85         103.2
Jul-85         100.9
Aug-85            96
Sep-85          96.1
Oct-85          98.1
Nov-85          98.2
Dec-85          96.9
Jan-86            96
Feb-86          95.1
Mar-86           100
Apr-86         100.2
May-86           100
Jun-86          97.5
Jul-86          91.7
Aug-86          89.7
Sep-86          85.8
Oct-86          89.7
Nov-86          93.2
Dec-86          85.4
Jan-87          91.8
Feb-87          95.8
Mar-87          97.4
Apr-87           103
May-87         102.1
Jun-87         105.8
Jul-87         110.7
Aug-87         115.7
Sep-87         115.1
Oct-87         100.8
Nov-87         107.7
Dec-87         109.9
Jan-88         114.9
Feb-88         112.7
Mar-88         115.7
Apr-88         120.2
May-88         115.7
Jun-88         113.5
Jul-88         119.7
Aug-88         110.7
Sep-88         116.9
Oct-88         112.9
Nov-88         119.3
Dec-88         115.8
Jan-89         120.7
Feb-89         117.4
Mar-89         116.6
Apr-89         116.7
May-89         117.5
Jun-89         120.4
Jul-89         114.7
Aug-89         116.3
Sep-89           117
Oct-89         115.1
Nov-89         113.1
Dec-89         106.5
Jan-90         106.7
Feb-90         107.9
Mar-90         107.3
Apr-90         102.4
May-90         101.8
Jun-90          84.7
Jul-90          85.6
Aug-90          62.6
Sep-90          61.7
Oct-90          61.2
Nov-90          55.1
Dec-90          59.4
Jan-91            81
Feb-91          79.4
Mar-91          76.4
Apr-91            78
May-91            78
Jun-91          77.7
Jul-91          76.1
Aug-91          72.9
Sep-91          60.1
Oct-91          52.7
Nov-91          52.7
Dec-91          52.5
Jan-92          50.4
Feb-92          47.3
Mar-92          56.5
Apr-92          65.1
May-92          71.9
Jun-92          72.6
Jul-92          61.2
Aug-92            59
Sep-92          57.3
Oct-92          54.6
Nov-92          65.6
Dec-92          78.1
Jan-93          76.7
Feb-93          68.5
Mar-93          63.2
Apr-93          67.6
May-93          61.9
Jun-93          58.6
Jul-93          59.2
Aug-93          59.3
Sep-93          63.8
Oct-93          60.5
Nov-93          71.9
Dec-93          79.8
Jan-94          82.6
Feb-94          79.6
Mar-94          86.7
Apr-94          92.1
May-94          88.9
Jun-94          92.5
Jul1994         91.3
Aug-94          90.4
Sep-94          89.5
Oct1994         89.1
Nov-94         100.4
Dec-94         103.4
Jan-95         101.4
Feb-95          99.4
Mar-95         100.2
Apr-95         104.6
May-95           102
Jun-95          92.8
Jul-95         101.4
Aug-95         102.4
Sep-95          97.3
Oct-95          96.3
Nov-95         101.6
Dec-95          99.2
Jan-96          88.4
Feb-96            98
Mar-96          98.4
Apr-96         104.8
May-96         103.5
Jun-96         100.1
Jul-96           107
Aug-96           112
Sep-96         111.8
Oct-96         107.3
Nov-96         109.5
Dec-96         114.2
Jan-97         118.7
Feb-97         118.9
Mar-97         118.5
Apr-97         118.5
May-97         127.9
Jun-97         129.9
Jul-97         126.3
Aug-97         127.6
Sep-97         130.2
Oct-97         123.3
Nov-97         128.3
Dec-97         134.5

REIT valuations remain attractive relative to the broader market, and expectations for double-digit total returns are not unreasonable, with lower volatility than the S&P.

As we look to the year ahead, we continue to believe that economic indicators support prospects for a healthy economy. However, peaking profit margins and slowing world growth should, we believe, lead to moderating corporate earnings growth. We anticipate the recent high level of market volatility to continue, so we remain focused on companies that are expected to maintain competitive strength in their industries and deliver dependable earnings growth.

So that you may evaluate how the Fund performed given this economic and financial market backdrop, the following page contains a discussion of the Fund's investment activity during 1997, along with a graph illustrating the growth of $10,000 since inception of the Fund. The Fund compares its performance to a relevant benchmark. Unlike the Fund, however, this benchmark index is not actively managed and has no operating expenses, portfolio transaction costs or cash flows.

We hope you find this information useful, and we look forward to serving your investment needs in the years to come.

THE INVESTMENT TEAM
COLUMBIA FUNDS MANAGEMENT COMPANY
FEBRUARY 1998

                               INVESTMENT REVIEW
--------------------------------------------------------------------------------

----                                                                        ----

                          -- COLUMBIA BALANCED FUND --
                          ----------------------------

Columbia Balanced Fund returned 18.74% for the 1997 year. While large company stocks led the market in the first half, we maintained a market underweighting in them because we believed much of their price appreciation was unrelated to improving fundamentals. Not surprisingly, large company stocks corrected in the third quarter, as investors questioned the continued earnings growth of this richly valued sector. In the fourth quarter, however, market turmoil in Southeast Asia prompted investors to migrate back to large company stocks in search of greater liquidity.

Overall, the equity portion of the portfolio benefited from holdings in financial services (Freddie Mac), diversified manufacturing (General Electric and Tyco Intl.), and consumer goods and services (Mattel and Service Corp. Intl.), due to their relative immunity to economic turmoil outside the U.S.

                             TOP TEN STOCK HOLDINGS

                                 % of Net Assets
General Electric Co.                         1.6
Merck & Co.                                  1.6
Freddie Mac                                  1.6
Mattel, Inc.                                 1.4
First Union Corp.                            1.3
Tyco International Ltd.                      1.3
Lilly (Eli) & Co.                            1.3
Service Corp. International                  1.2
Sunbeam Corp.                                1.1
Bristol-Myers Squibb Co.                     1.1

As of December 31, 1997

Economically sensitive cyclical stocks were influenced by volatile activity overseas, and portfolio holdings in these sectors suffered. Growth slowed worldwide, particularly in a number of natural resource-hungry developing countries.

Concern about lower commodity prices led the Fund to reduce exposure to energy, forest products and chemical industries. In light of the rapid economic slowdown in Southeast Asia, technology holdings were scaled back late in the year, reflecting a growing concern about earnings expectations.

In the fixed income portfolio, bonds experienced volatility in the first quarter, but responded positively to a moderately growing economy accompanied by low inflation in the second and third quarters. As worldwide stock market volatility intensified in the fourth quarter, investors sought refuge in the fixed income market, enabling bonds to rally at year-end. To take advantage of these changing dynamics, we initiated several shifts in asset allocation.

We increased the corporate bond weighting when their prices became attractive relative to Treasuries. Short-term asset-backed securities, such as home equity loans, performed well, and we took profits in this sector. In the mortgage sector, we reduced the average coupon (fixed interest rate paid on bonds) to stave off any price deterioration resulting from homeowners refinancing their mortgages (prepayment risk).

                       GROWTH OF $10,000 SINCE INCEPTION

          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


  PORTFOLIO COMPOSITION
Common Stocks                  52.3%
Fixed Income                   46.3%
Cash                            1.4%
as of December 31, 1997

                                                          COLUMBIA

                                                            Balanced                           Lehman
                                                                Fund     S&P 500            Aggregate
10/1/91                                                      $10,000     $10,000              $10,000
12/31/91                                                     $10,780     $10,838              $10,507
12/31/92                                                     $11,738     $11,664              $11,285
12/31/93                                                     $13,337     $12,840              $12,385
12/31/94                                                     $13,350     $13,009              $12,023
12/31/95                                                     $16,699     $17,898              $14,244
12/31/96                                                     $18,666     $22,007              $14,761
12/31/97                                                     $22,160     $29,350              $16,186
Average Annual Total Returns
As of December 31, 1997
                                                                 CBF     S&P 500     Lehman Aggregate
1 Year                                                        18.74%      33.36%                9.65%
5 Years                                                       13.55%      20.27%                7.48%
Since Inception                                               13.46%      18.64%                7.94%
Past Performance is not predictive of future
performance.

                            SCHEDULE OF INVESTMENTS
       -----------------------------------------------------------------

                                     [LOGO]
------------------------                                ------------------------

                       -- COLUMBIA BALANCED FUND, INC. --
                       ----------------------------------

                                                                                              SHARES OR
                                                                                              PRINCIPAL
December 31, 1997                                                                              AMOUNT         VALUE(1)
                                                                                            -------------  --------------
COMMON STOCKS (52.3%)
  FINANCE (9.3%)
    Allstate Corp. .......................................................................         84,600  $    7,688,025
    American General Corp. ...............................................................        129,100       6,979,469
    Banc One Corp. .......................................................................        100,000       5,431,250
    BankAmerica Corp. ....................................................................         99,800       7,285,400
    Chase Manhattan Corp. ................................................................         60,000       6,570,000
    First Union Corp. ....................................................................        206,900      10,603,625
    Freddie Mac...........................................................................        301,000      12,623,187
    Morgan Stanley, Dean Witter, Discover & Co. ..........................................         89,100       5,268,038
    NationsBank Corp. ....................................................................        110,900       6,744,106
    Travelers Property Casualty Corp. (Class A)...........................................         97,400       4,285,600
                                                                                                           --------------
                                                                                                               73,478,700
                                                                                                           --------------
  BUILDING & FORESTRY PRODUCTS (0.2%)
    Weyerhaeuser Co. .....................................................................         39,400       1,933,062
                                                                                                           --------------
  BUSINESS & CONSUMER SERVICES (1.9%)
    *Corrections Corporation of America...................................................        124,600       4,617,987
    McKesson Corp. .......................................................................         10,000       1,081,875
    Service Corporation Int'l. ...........................................................        256,400       9,470,775
                                                                                                           --------------
                                                                                                               15,170,637
                                                                                                           --------------
  CHEMICAL (0.5%)
    du Pont (E.I.) de Nemours & Co. ......................................................         64,000       3,844,000
                                                                                                           --------------
  CONSUMER NON-DURABLE (5.1%)
    *Consolidated Stores Corp. ...........................................................         63,100       2,772,456
    *Federated Department Stores, Inc. ...................................................        187,300       8,065,606
    Home Depot, Inc. .....................................................................         86,700       5,104,462
    Mattel, Inc. .........................................................................        292,350      10,890,038
    *Office Depot, Inc. ..................................................................        108,100       2,587,644
    Tandy Corp. ..........................................................................        166,600       6,424,513
    Wal-Mart Stores, Inc. ................................................................        123,900       4,886,306
                                                                                                           --------------
                                                                                                               40,731,025
                                                                                                           --------------
  CONSUMER STAPLES (6.6%)
    American Stores Co. ..................................................................        168,800       3,470,950
    Avon Products, Inc. ..................................................................         50,200       3,081,025
    Gillette Co. .........................................................................         49,000       4,921,437
    Nabisco Holdings Corp. (Class A)......................................................         90,100       4,364,219
    PepsiCo, Inc. ........................................................................        134,200       4,889,913
    Philip Morris Cos., Inc. .............................................................        180,100       8,160,781
    Rite Aid Corp. .......................................................................         90,000       5,281,875
    *Safeway, Inc. .......................................................................         99,400       6,287,050
    Sunbeam Corp. ........................................................................        212,000       8,930,500

                                                                                              SHARES OR
                                                                                              PRINCIPAL
                                                                                               AMOUNT         VALUE(1)
                                                                                            -------------  --------------
    Sysco Corp. ..........................................................................         67,900  $    3,093,694
                                                                                                           --------------
                                                                                                               52,481,444
                                                                                                           --------------
  ENERGY (3.2%)
    Burlington Resources, Inc. ...........................................................         87,535       3,922,662
    Exxon Corp. ..........................................................................         98,600       6,033,088
    Mobil Corp. ..........................................................................         84,400       6,092,625
    Royal Dutch Petroleum Co. ............................................................        100,700       5,456,681
    Texaco, Inc. .........................................................................         64,400       3,501,750
                                                                                                           --------------
                                                                                                               25,006,806
                                                                                                           --------------
  ENERGY SERVICES (0.4%)
    Schlumberger Ltd. ....................................................................         34,000       2,737,000
                                                                                                           --------------
  ENTERTAINMENT & MEDIA (0.5%)
    Disney (Walt) Co. ....................................................................         38,000       3,764,375
                                                                                                           --------------
  HEALTH (7.8%)
    Aetna, Inc. ..........................................................................         55,500       3,916,219
    American Home Products Corp. .........................................................        102,300       7,825,950
    Bristol-Myers Squibb Co. .............................................................         89,200       8,440,550
    Lilly (Eli) & Co. ....................................................................        143,800      10,012,075
    Merck & Co., Inc. ....................................................................        120,300      12,781,875
    Pfizer, Inc. .........................................................................         80,000       5,965,000
    Schering-Plough Corp. ................................................................         72,800       4,522,700
    *Tenet Healthcare Corp. ..............................................................        132,200       4,379,125
    Warner-Lambert Co. ...................................................................         31,400       3,893,600
                                                                                                           --------------
                                                                                                               61,737,094
                                                                                                           --------------
  MACHINERY & CAPITAL SPENDING (4.0%)
    Case Corp. ...........................................................................         40,000       2,417,500
    Emerson Electric Co. .................................................................        105,600       5,959,800
    General Electric Co. .................................................................        176,000      12,914,000
    Tyco International Ltd. ..............................................................        227,626      10,257,397
                                                                                                           --------------
                                                                                                               31,548,697
                                                                                                           --------------
  REAL ESTATE SECURITIES (2.7%)
    American Health Properties, Inc. .....................................................         73,600       2,028,600
    Equity Office Properties Trust........................................................         63,283       1,997,370
    Equity Residential Properties Trust...................................................         48,500       2,452,281
    JP Realty, Inc. ......................................................................         97,500       2,528,906
    Manufactured Home Communities, Inc. ..................................................         78,000       2,106,000
    Security Capital Pacific Trust........................................................         91,800       2,226,150
    Simon DeBartolo Group, Inc. ..........................................................         52,500       1,716,094
    Spieker Properties, Inc. .............................................................         53,000       2,272,375
    Vornado Realty Trust..................................................................         92,800       4,355,800
                                                                                                           --------------
                                                                                                               21,683,576
                                                                                                           --------------

                            SCHEDULE OF INVESTMENTS
       -----------------------------------------------------------------

                                     [LOGO]
------------------------                                ------------------------

                       -- COLUMBIA BALANCED FUND, INC. --
                       ----------------------------------

                                                                                              SHARES OR
                                                                                              PRINCIPAL
                                                                                               AMOUNT         VALUE(1)
                                                                                            -------------  --------------

COMMON STOCKS (CONTINUED)

  TECHNOLOGY (6.2%)
    Autodesk, Inc. .......................................................................         69,100  $    2,556,700
    *Cadence Design Systems, Inc. ........................................................        170,600       4,179,700
    *Cisco Systems, Inc. .................................................................        110,650       6,168,737
    *Computer Sciences Corp. .............................................................         75,000       6,262,500
    *EMC Corp. ...........................................................................         75,000       2,057,812
    Ericsson (L.M.) Telephone Co. (Class B) ADR...........................................         89,200       3,328,275
    Hewlett-Packard Co. ..................................................................         76,000       4,750,000
    Intel Corp. ..........................................................................        110,800       7,783,700
    International Business Machines Corp. ................................................         76,600       8,009,488
    Lucent Technologies, Inc. ............................................................         52,500       4,193,438
                                                                                                           --------------
                                                                                                               49,290,350
                                                                                                           --------------
  UTILITIES/COMMUNICATIONS (2.2%)
    AT&T Corp. ...........................................................................         80,200       4,912,250
    Bell Atlantic Corp. ..................................................................         48,100       4,377,100
    MCI Communications Corp. .............................................................         47,800       2,046,437
    SBC Communications, Inc. .............................................................         85,000       6,226,250
                                                                                                           --------------
                                                                                                               17,562,037
                                                                                                           --------------
  UTILITIES/ELECTRIC/GAS (1.7%)
    Cinergy Corp. ........................................................................        116,800       4,474,900
    Houston Industries, Inc. .............................................................        177,200       4,729,025
    Texas Utilities Co. ..................................................................        108,300       4,501,219
                                                                                                           --------------
                                                                                                               13,705,144
                                                                                                           --------------
    Total Common Stocks
     (Cost $415,436,102) .................................................................                    414,673,947
                                                                                                           --------------
U.S. GOVERNMENT, FEDERAL AGENCY OBLIGATIONS (26.6%)
  U.S. TREASURY BONDS & NOTES (7.3%)
    U.S. Treasury Bonds
     12.000% 05/15/2005...................................................................  $   4,005,000       5,476,837
      8.875% 08/15/2017...................................................................      8,970,000      11,903,468
      8.125% 08/15/2019...................................................................      2,350,000       2,941,173
    U.S. Treasury Notes
      6.125% 08/31/1998...................................................................      7,640,000       7,665,067
      8.875% 02/15/1999...................................................................     28,675,000      29,651,757
                                                                                                           --------------
                                                                                                               57,638,302
                                                                                                           --------------
  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) (0.2%)
      7.500% 08/15/2027 - 10/15/2027......................................................      1,534,643       1,572,042
                                                                                                           --------------
  FEDERAL HOUSING ADMINISTRATION (FHA) (0.6%)
    FHA Insured Project Pool #23-11059
      7.700% 08/01/2028...................................................................      1,609,689       1,643,186
                                                                                              SHARES OR
                                                                                              PRINCIPAL
                                                                                               AMOUNT         VALUE(1)
                                                                                            -------------  --------------
    FHA Insured Project Pool #55
      7.430% 04/01/2022...................................................................  $   1,898,328  $    1,984,949
    FHA Insured Project Pool #53-43077
      9.125% 07/25/2033...................................................................      1,098,642       1,178,898
                                                                                                           --------------
                                                                                                                4,807,033
                                                                                                           --------------
  AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (18.5%)
    FHLMC Multiclass Mtg. Partn. Ctfs.
     Gtd. Series 1233 Cl. H
      7.000% 04/15/2007...................................................................        600,000         618,000
    FHLMC Multiclass Mtg. Partn. Ctfs.
     Gtd. Series 1543 Cl. XN
      7.000% 07/15/2023...................................................................      5,617,000       5,804,538
    FHLMC Multiclass Mtg. Partn. Ctfs.
     Gtd. Series 1627 Cl. EA
      6.000% 05/15/2023...................................................................      1,817,000       1,678,561
    FHLMC Multiclass Mtg. Partn. Ctfs.
     Gtd. Series 1763 Cl. H
      8.250% 07/15/2023...................................................................        130,000         139,275
    FHLMC Multiclass Mtg. Partn. Ctfs.
     Gtd. Series 1895 Cl. B
      7.500% 12/15/2023...................................................................      3,940,000       4,044,646
    FHLMC Multiclass Mtg. Partn. Ctfs.
     Gtd. Series 1904 Cl. C
      7.250% 08/15/2024...................................................................      3,490,000       3,543,432
    FHLMC Multiclass Mtg. Partn. Ctfs.
     Gtd. Series 1910 Cl. D
      8.000% 11/15/2024...................................................................      1,883,000       1,979,752
    FHLMC Multiclass Mtg. Partn. Ctfs.
     Gtd. Series 1933 Cl. C
      7.000% 03/15/2025...................................................................      2,440,000       2,462,043
    FHLMC Multiclass Mtg. Partn. Ctfs.
     Gtd. Series 1933 Cl. AE
      7.000% 03/15/2025...................................................................      2,060,000       2,076,987
    FHLMC Multiclass Mtg. Partn. Ctfs.
     Gtd. Series 1933 Cl. VC
      7.550% 03/15/2012...................................................................      2,950,000       3,123,148
    FHLMC Multiclass Mtg. Partn. Ctfs.
     Gtd. Series 1941 Cl. C
      6.750% 06/15/2022...................................................................      2,690,000       2,690,834
    FHLMC Multiclass Mtg. Partn. Ctfs.
     Gtd. Series 1971 Cl. A
      7.500% 07/15/2027...................................................................      3,000,000       3,114,001
    FHLMC Multiclass Mtg. Partn. Ctfs.
     Gtd. Series 1971 Cl. E
      7.500% 01/20/2024...................................................................     16,580,000      17,035,535

                            SCHEDULE OF INVESTMENTS
       -----------------------------------------------------------------

                                     [LOGO]
------------------------                                ------------------------

                       -- COLUMBIA BALANCED FUND, INC. --
                       ----------------------------------

                                                                                              SHARES OR
                                                                                              PRINCIPAL
                                                                                               AMOUNT         VALUE(1)
                                                                                            -------------  --------------

U.S. GOVERNMENT, FEDERAL AGENCY OBLIGATIONS (CONTINUED)

    FHLMC Multiclass Mtg. Partn. Ctfs.
     Gtd. Series 1995 Cl. A
      7.500% 08/20/2027...................................................................  $   7,200,000  $    7,460,732
    FHLMC Multiclass Mtg. Partn. Ctfs.
     Gtd. Series 1995 Cl. D
      7.500% 08/20/2012...................................................................      5,150,000       5,244,264
    FHLMC GNMA Multiclass Mtg. Partn. Ctfs.
     Gtd. Series 40 Cl. N
      6.500% 05/17/2021...................................................................      7,180,000       7,039,523
    FHLMC GNMA Multiclass Mtg. Partn. Ctfs.
     Gtd. Series 62 Cl. B
      7.500% 05/20/2024...................................................................      3,756,000       3,870,075
    FNMA Gtd. REMIC Pass Thru Ctf. REMIC Tr. 1994-10 Cl. UU
      6.500% 01/25/2024...................................................................        857,000         829,368
    FNMA Gtd. REMIC Pass Thru Ctf. REMIC Tr. 1997-G1 Cl. B
      7.500% 06/20/2024...................................................................      3,910,000       4,044,387
    FNMA Gtd. REMIC Pass Thru Ctf. REMIC Tr. 1997-G4 Cl. C
      7.500% 06/17/2024...................................................................      6,650,000       6,848,514
    FNMA Gtd. REMIC Pass Thru Ctf. REMIC Tr. 1997-G5 Cl. VA
      7.500% 07/17/2012...................................................................      5,700,000       6,007,780
    FNMA Gtd. REMIC Pass Thru Ctf. REMIC Tr. 1997-27 Cl. B
      7.000% 02/18/2025...................................................................      3,020,000       3,034,710
    FNMA Gtd. REMIC Pass Thru Ctf. REMIC Tr. 1997-38 Cl. L
      7.500% 02/17/2012...................................................................      1,760,000       1,774,087
    FNMA Gtd. REMIC Pass Thru Ctf. REMIC Tr. 1997-39 Cl. B
      7.500% 05/17/2027...................................................................      1,530,000       1,603,606
    FNMA Gtd. REMIC Pass Thru Ctf. REMIC Tr. 1997-46 Cl. B
      7.500% 03/17/2025...................................................................      3,900,000       4,003,252
    FNMA Gtd. REMIC Pass Thru Ctf. REMIC Tr. 1997-63 Cl. PH
      7.000% 07/18/2026...................................................................      6,510,000       6,673,970
    FNMA Gtd. REMIC Pass Thru Ctf. REMIC Tr. 1997-74 Cl. D
      7.500% 09/20/2023...................................................................      9,775,000      10,042,634
    GNMA Gtd. REMIC Pass Thru Secs. REMIC Tr. 1996-15 Cl. B
      7.500% 08/20/2020...................................................................      8,493,000       8,703,975
                                                                                              SHARES OR
                                                                                              PRINCIPAL
                                                                                               AMOUNT         VALUE(1)
                                                                                            -------------  --------------
    GNMA Gtd. REMIC Pass Thru Secs. REMIC Tr. 1997-4 Cl. B
      7.000% 08/16/2026...................................................................  $   4,214,914  $    4,262,908
    GNMA Gtd. REMIC Pass Thru Secs. REMIC Tr. 1997-4 Cl. C
      7.000% 03/20/2027...................................................................      3,877,000       3,913,037
    GNMA Gtd. REMIC Pass Thru Secs. REMIC Tr. 1997-4 Cl. M
      7.500% 02/16/2012...................................................................      3,530,000       3,620,439
    GNMA Gtd. REMIC Pass Thru Secs. REMIC Tr. 1997-4 Cl. N
      7.500% 02/16/2027...................................................................      3,372,500       3,492,629
    GNMA Gtd. REMIC Pass Thru Secs. REMIC Tr. 1997-11 Cl. M
      8.000% 05/16/2024...................................................................      4,890,000       5,128,768
    Puerto Rico Housing Finance Corp.
     Series A Cl. 4
      9.000% 07/20/2017...................................................................        477,433         477,433
                                                                                                           --------------
                                                                                                              146,386,843
                                                                                                           --------------
    Total U.S. Government,
     Federal Agency Obligations
     (Cost $205,197,469) .................................................................                    210,404,220
                                                                                                           --------------
OTHER SECURITIZED LOANS (7.0%)
  COLLATERALIZED MORTGAGE OBLIGATIONS (5.3%)
    BA Mortgage Securities, Inc.
     Series 1997-2 Cl. 1A-3
      7.400% 10/25/2027...................................................................      2,952,561       2,978,004
    Bear Stearns Mortgage Securities, Inc.
     Series 1996-2 Cl. A1
      6.758% 01/25/2025...................................................................      4,522,414       4,506,779
    Bear Stearns Mortgage Securities, Inc.
     Series 1996-8 Cl. A9
      7.600% 11/25/2027...................................................................      4,607,000       4,711,413
    Bear Stearns Structured Securities, Inc. (144A)
     Series 1995-1 Cl. A
      6.727% 09/25/2024...................................................................      3,138,131       3,041,811
    CWHL, Inc. Mtg. Pass Thru Ctf.
     Series 1997-3 Cl. A10
      7.500% 06/25/2027...................................................................      4,569,141       4,635,487
    GE Capital Mortgage Services, Inc.
     Series 1997-8 Cl. A6
      7.250% 10/25/2027...................................................................      2,460,000       2,518,579
    Headlands Mortgage Securities, Inc.
     Series 1997-3 Cl. A-1-6
      7.000% 07/25/2027...................................................................      4,810,000       4,828,890

                            SCHEDULE OF INVESTMENTS
       -----------------------------------------------------------------

                                     [LOGO]
------------------------                                ------------------------

                       -- COLUMBIA BALANCED FUND, INC. --
                       ----------------------------------

                                                                                              SHARES OR
                                                                                              PRINCIPAL
                                                                                               AMOUNT         VALUE(1)
                                                                                            -------------  --------------

OTHER SECURITIZED LOANS (CONTINUED)

    Mortgage Obligation Structured Trust (144A)
     Series 1993-1 Cl. B1
     10.668% 10/25/2018...................................................................  $   3,616,915  $    3,785,897
    Norwest Asset Securities Corp.
     Series 1997-16 Cl. A2
      6.750% 10/25/2027...................................................................      5,385,900       5,345,609
    PNC Mortgage Securities Corp.
     Series 1997-4 Cl. 2PP2
      7.500% 07/25/2027...................................................................      2,750,000       2,798,242
    Residential Funding Mortgage Securities I, Inc.
     Series 1997-S7 Cl. A-3
      7.500% 05/25/2027...................................................................      3,051,000       3,143,418
                                                                                                           --------------
                                                                                                               42,294,129
                                                                                                           --------------
  ASSET BACKED SECURITIES (1.7%)
    Green Tree Financial Corp.
     Series 1995-8 Cl. A2
      6.150% 12/15/2026...................................................................      2,620,024       2,620,024
    Green Tree Financial Corp.
     Series 1996-7 Cl. A2
      6.300% 10/15/2027...................................................................      3,320,000       3,321,029
    Lehman FHA Title I Loan Trust
     Series 1995-6 Cl. A-2
      6.630% 05/25/2007...................................................................      5,422,573       5,409,384
    The Money Store Residential Trust
     Series 1997-II Cl. A4
      7.385% 01/15/2029...................................................................      1,982,000       2,009,867
                                                                                                           --------------
                                                                                                               13,360,304
                                                                                                           --------------
    Total Other Securitized Loans
     (Cost $54,776,885) ..................................................................                     55,654,433
                                                                                                           --------------
CORPORATE BONDS (12.7%)
  INDUSTRIAL (5.9%)
    Allied Holdings, Inc. Series B
      8.625% 10/01/2007...................................................................        500,000         507,500
    American Home Products Corp.
      7.700% 02/15/2000...................................................................      4,600,000       4,735,102
    Amgen, Inc.
      8.125% 04/01/2097...................................................................      2,425,000       2,674,193
    Cinemark USA, Inc. Series B
      9.625% 08/01/2008...................................................................        350,000         361,375
    Coca-Cola Enterprises, Inc.
      6.375% 08/01/2001...................................................................      4,000,000       4,028,440
    Eckerd Corp.
      9.250% 02/15/2004...................................................................      4,000,000       4,396,680
                                                                                              SHARES OR
                                                                                              PRINCIPAL
                                                                                               AMOUNT         VALUE(1)
                                                                                            -------------  --------------
    Ethan Allen, Inc.
      8.750% 03/15/2001...................................................................  $   3,450,000  $    3,527,625
    Federal Express Corp. Pass Thru Trust
     Series 1997-1C
      7.650% 01/15/2014...................................................................      2,200,000       2,350,854
    Georgia-Pacific Corp.
      9.950% 06/15/2002...................................................................      3,061,000       3,464,287
    Hilton Hotels Corp.
      7.375% 06/01/2002...................................................................      3,500,000       3,593,520
    Johns Manville International Grp.
     10.875% 12/15/2004...................................................................      1,500,000       1,665,000
    Jones Intercable, Inc.
      8.875% 04/01/2007...................................................................        300,000         313,500
    Lenfest Communications, Inc.
      8.375% 11/01/2005...................................................................        650,000         667,875
    Nabisco, Inc.
      6.700% 06/15/2002...................................................................      2,000,000       2,025,680
    Santa Fe Pacific Gold Corp.
      8.375% 07/01/2005...................................................................      5,100,000       5,493,720
    Teekay Shipping Corp. Guaranteed First Preferred Shipping Mtg. Notes
      8.320% 02/01/2008...................................................................      1,000,000       1,020,000
    Tenet Healthcare Corp.
     10.125% 03/01/2005...................................................................        900,000         983,250
    Time Warner Entertainment Co. L.P.
      9.625% 05/01/2002...................................................................      1,900,000       2,122,737
      8.375% 03/15/2023...................................................................      1,320,000       1,506,357
    UCAR Global Enterprises Series B
     12.000% 01/15/2005...................................................................      1,000,000       1,120,000
                                                                                                           --------------
                                                                                                               46,557,695
                                                                                                           --------------
  FINANCIAL (5.8%)
    Abn Amro Bank N. V. Chicago
      7.550% 06/28/2006...................................................................      3,575,000       3,825,393
    Bankamerica Corp.
      5.938% 02/20/2002...................................................................      3,800,000       3,788,030
    Aetna Services, Inc.
      7.625% 08/15/2026...................................................................      3,500,000       3,683,295
    Bear Stearns Cos., Inc.
     Series B Medium Term Notes
      5.779% 10/10/2000...................................................................      7,825,000       7,802,777
    Caterpillar Financial Services Corp.
     Medium Term Notes
      6.350% 12/01/1998...................................................................      1,590,000       1,592,179
    Commercial Credit Group, Inc.
      6.625% 06/01/2015...................................................................      1,250,000       1,291,325

                            SCHEDULE OF INVESTMENTS
       -----------------------------------------------------------------

                                     [LOGO]
------------------------                                ------------------------

                       -- COLUMBIA BALANCED FUND, INC. --
                       ----------------------------------

                                                                                              SHARES OR
                                                                                              PRINCIPAL
                                                                                               AMOUNT         VALUE(1)
                                                                                            -------------  --------------

CORPORATE BONDS (CONTINUED)

    ERP Operating Limited Partnership (144A)
      8.500% 05/15/1999...................................................................  $   2,700,000  $    2,775,681
    First Security Corp.
      7.875% 10/15/1999...................................................................      1,325,000       1,361,000
    +Fleet Mortgage Group, Inc.
      6.500% 09/15/1999...................................................................        550,000         552,937
    Goldman Sachs Group L.P. (144A)
     Medium Term Notes
      7.200% 03/01/2007...................................................................      2,800,000       2,905,224
    Hartford Life, Inc.
      7.650% 06/15/2027...................................................................      2,555,000       2,702,398
    Liberty Property L.P.
      7.100% 08/15/2004...................................................................      3,525,000       3,605,934
    Morgan Stanley Group, Inc.
     Medium Term Notes
      5.750% 02/15/2001...................................................................      2,100,000       2,070,978
    Security Capital Industrial
     Medium Term Notes
      7.810% 02/01/2015...................................................................      3,250,000       3,403,725
    Simon DeBartolo Group, L.P.
      7.125% 09/20/2007...................................................................      2,300,000       2,360,076
    Spieker Properties L.P.
      6.900% 01/15/2004...................................................................      2,450,000       2,477,538
                                                                                                           --------------
                                                                                                               46,198,490
                                                                                                           --------------
  UTILITY (0.5%)
    GTE North, Inc.
      5.500% 02/15/1999...................................................................      2,905,000       2,886,030
    Worldcom, Inc.
      8.875% 01/15/2006...................................................................      1,000,000       1,075,920
                                                                                                           --------------
                                                                                                                3,961,950
                                                                                                           --------------
  YANKEE (0.5%)
    Hydro-Quebec
      8.400% 01/15/2022...................................................................      2,155,000       2,538,418
                                                                                              SHARES OR
                                                                                              PRINCIPAL
                                                                                               AMOUNT         VALUE(1)
                                                                                            -------------  --------------
    Ontario Province CDA
      6.000% 02/21/2006...................................................................  $   1,725,000  $    1,698,383
                                                                                                           --------------
                                                                                                                4,236,801
                                                                                                           --------------
    Total Corporate Bonds
     (Cost $99,154,016) ..................................................................                    100,954,936
                                                                                                           --------------
    Total investments, excluding temporary
     cash investments
     (Cost $687,367,178) .................................................................                    781,687,536
                                                                                                           --------------
REPURCHASE AGREEMENT (2.4%)
    Goldman Sachs Corp.
     6.337% dated 12/31/1997,
     due 01/02/1998 in the
     amount of $18,645,686.
     Collateralized by U.S. Treasury Notes
     5.875% due 08/31/1999
     (Cost $18,639,214)...................................................................     18,639,214      18,639,214
                                                                                                           --------------
TOTAL INVESTMENTS (101.0%)
 (Cost $706,006,392)......................................................................                    800,326,750
                                                                                                           --------------
RECEIVABLES LESS LIABILITIES (-1.0%)......................................................                     (7,948,494)
                                                                                                           --------------
NET ASSETS (100.0%).......................................................................                 $  792,378,256
                                                                                                           --------------
                                                                                                           --------------

(1) See Note 1 of Notes to Financial Statements.

 *  Non-income producing.

 +  Affiliated issuers. (Note 1)

                  The accompanying notes are an integral part
                          of the financial statements.

                      STATEMENT OF ASSETS AND LIABILITIES
       -----------------------------------------------------------------

                                                                                                        COLUMBIA
                                                                                                        BALANCED
December 31, 1997                                                                                      FUND, INC.
                                                                                                      ------------
ASSETS:
  Investments at identified cost....................................................................  $687,367,178
----------------------------------------------------------------------------------------------------  ------------
  Investments at value (Notes 1 and 2)..............................................................  $781,687,536
  Temporary cash investments, at cost (Note 1)......................................................    18,639,214
  Receivable for:
    Interest........................................................................................     4,943,205
    Dividends.......................................................................................       473,178
    Investments sold................................................................................     8,078,540
    Capital stock sold..............................................................................     7,114,096
                                                                                                      ------------
  Total assets......................................................................................   820,935,769
                                                                                                      ------------
LIABILITIES:
  Payable for:
    Capital stock redeemed..........................................................................     1,852,679
    Dividends and distributions.....................................................................       361,650
    Investments purchased...........................................................................    25,767,691
    Investment management fee (Note 4)..............................................................       333,276
    Accrued expenses................................................................................       242,217
                                                                                                      ------------
  Total liabilities.................................................................................    28,557,513
                                                                                                      ------------
NET ASSETS APPLICABLE TO OUTSTANDING SHARES.........................................................  $792,378,256
                                                                                                      ------------
                                                                                                      ------------
Net assets consist of:
  Undistributed net investment income...............................................................  $    758,037
  Unrealized appreciation on investments............................................................    94,320,358
  Undistributed net realized gain from investments..................................................       902,790
  Capital paid in (Note 3)..........................................................................   696,397,071
                                                                                                      ------------
                                                                                                      $792,378,256
                                                                                                      ------------
                                                                                                      ------------
SHARES OF CAPITAL STOCK OUTSTANDING (NOTE 3)........................................................    36,999,621
                                                                                                      ------------
                                                                                                      ------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE (1)........................................  $      21.42
                                                                                                      ------------
                                                                                                      ------------

(1) The net asset value per share is computed by dividing net assets applicable to outstanding shares by shares of capital stock outstanding.

    The accompanying notes are an integral part of the financial statements.

                            STATEMENT OF OPERATIONS
       -----------------------------------------------------------------

                                                                COLUMBIA
                                                                BALANCED
Year Ended December 31, 1997                                   FUND, INC.
                                                              ------------
INVESTMENT INCOME:
  Income:
    Interest................................................  $ 27,456,656
    Dividends...............................................     6,696,506
                                                              ------------
      Total income..........................................    34,153,162
                                                              ------------
  Expenses:
    Investment management fees (Note 4).....................     3,826,628
    Shareholder servicing costs (Note 4)....................       908,682
    Reports to shareholders.................................       158,095
    Accounting expense......................................        43,071
    Financial information and subscriptions.................        22,155
    Custodian fees..........................................        30,526
    Bank transaction and checking fees......................        32,640
    Registration fees.......................................        53,865
    Legal, insurance and auditing fees......................        40,600
    Other...................................................        14,547
                                                              ------------
      Total expenses........................................     5,130,809
                                                              ------------
  Net investment income (Note 1)............................    29,022,353
                                                              ------------
REALIZED GAIN AND UNREALIZED APPRECIATION FROM INVESTMENT
 TRANSACTIONS:
  Net realized gain from investments (Note 2)...............    62,144,958
  Net unrealized appreciation on investments during the
   period (Note 1)..........................................    38,270,990
                                                              ------------
  Net gain on investments (Note 1)..........................   100,415,948
                                                              ------------
  Net increase in net assets resulting from operations......  $129,438,301
                                                              ------------
                                                              ------------

    The accompanying notes are an integral part of the financial statements.

                      STATEMENTS OF CHANGES IN NET ASSETS
       -----------------------------------------------------------------

                                                       COLUMBIA
                                                       BALANCED
Years Ended December 31,                              FUND, INC.
                                              --------------------------
                                                  1997          1996
                                              ------------  ------------
INCREASE IN NET ASSETS:
  Operations:
    Net investment income...................  $ 29,022,353  $ 22,231,964
    Net realized gain from investments (Note
     2).....................................    62,144,958    41,189,499
    Change in net unrealized appreciation on
     investments............................    38,270,990     4,167,518
                                              ------------  ------------
    Net increase in net assets resulting
     from operations........................   129,438,301    67,588,981
  Distributions to shareholders:
    From net investment income..............   (28,593,156)  (21,892,044)
    In excess of net investment income......                    (124,615)*
    From net realized gain from investment
     transactions...........................   (61,376,451)  (41,189,499)
    In excess of net realized gain from
     investment transaction.................                     (97,205)*
  Capital share transactions, net (Note
   3).......................................    80,316,642   181,539,809
                                              ------------  ------------
    Net increase in net assets..............   119,785,336   185,825,427

NET ASSETS:
  Beginning of period.......................   672,592,920   486,767,493
                                              ------------  ------------
  End of period.............................  $792,378,256  $672,592,920
                                              ------------  ------------
                                              ------------  ------------
--------------------------------------------
                                              ------------  ------------

(1) Includes undistributed net investment
 income of:                                   $    758,037  $    540,163
 * On a tax basis, there was no return of capital.

    The accompanying notes are an integral part of the financial statements.

                         NOTES TO FINANCIAL STATEMENTS
       -----------------------------------------------------------------

                    -- 1. SIGNIFICANT ACCOUNTING POLICIES --

Columbia Balanced Fund, Inc. (CBF) is an open-end, diversified investment company registered under the Investment Company Act of 1940, as amended. The policies described below are consistently followed by CBF in the preparation of its financial statements in conformity with generally accepted accounting principles.

INVESTMENT VALUATION. CBF equity investments are based on the last sale prices reported by the principal securities exchanges on which the investments are traded, or, in the absence of recorded sales, at the closing bid prices on such exchanges or over-the-counter markets. CBF fixed income investments are carried at values deemed best to reflect their fair values as determined in good faith by or under the supervision of officers of CBF specifically so authorized by its Directors. These values are based on market value as quoted by dealers who are market makers in these securities or by an independent pricing service unless unusual circumstances indicate that another method of determining fair value should be considered. Market values for CBF fixed income investments are based on the average of bid and ask prices or by reference to other securities with comparable ratings, interest rates and maturities. Temporary cash investments in short-term securities (principally repurchase agreements) are valued at cost, which approximates market.

AFFILIATED ISSUERS. Under the Investment Company Act of 1940, as amended, an issuer is an "affiliated issuer" of CBF if CBF holds 5% or more of that issuer's outstanding voting securities or is held under common control. CBF had investments in such affiliated issuers at December 31, 1997 as follows:

                                                                                                         INTEREST
                                                                             BALANCE OF                   INCOME
                                      BALANCE OF                              PRINCIPAL                 JANUARY 1,
                                      PRINCIPAL       GROSS                     HELD          VALUE       1997-
                                         HELD       PURCHASES     GROSS       DECEMBER      DECEMBER     DECEMBER
                                     DECEMBER 31,       &        SALES &         31,           31,         31,
NAME OF ISSUER                           1996       ADDITIONS   REDUCTIONS      1997          1997         1997
-----------------------------------  ------------   ---------   ----------   -----------   -----------  ----------
Fleet Mortgage Group, Inc. (a).....    550,000                                 550,000     $  552,937    $35,750
                                                                                           -----------  ----------
                                                                                           -----------  ----------

(a) CBF holds investment under common control. (Note 4)

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

              -- 1. SIGNIFICANT ACCOUNTING POLICIES, CONTINUED --

INTEREST AND DIVIDEND INCOME. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date. Amortization of discount or premium is recorded over the life of the respective instrument.

SHAREHOLDER DISTRIBUTIONS. CBF distributes net investment income quarterly and any net realized gains from investment transactions annually. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for deferral of losses from wash sales and return of capital received from Real Estate Investment Trusts.

USE OF ESTIMATES. The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

FEDERAL INCOME TAXES. CBF has made no provision for federal income taxes on net investment income or net realized gains from sales of securities, since it is the intention of CBF to comply with the provisions of the Internal Revenue Code available to certain investment companies, and to make distributions of income and security profits sufficient to relieve it from substantially all federal income taxes.

OTHER. Investment transactions are accounted for on the date the investments are purchased or sold. The cost of investments sold is determined by the use of the specific identification method for both financial reporting and income tax purposes. Realized gains and losses from investment transactions and unrealized appreciation or depreciation of investments are reported on the basis of identified costs.

CBF, through its custodian, receives delivery of underlying securities collateralizing repurchase agreements (included in temporary cash investments). Market values of these securities are required to be at least 100% of the cost of the repurchase agreements. CBF's investment advisor determines that the value of the underlying securities is at all times at least equal to the resale price. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                        -- 2. INVESTMENT TRANSACTIONS --

Aggregate purchases, sales and maturities, net realized gain and unrealized appreciation (depreciation) of investments, excluding temporary cash investments, as of and for the period ended December 31, 1997, were as follows:

                                                                                                          COLUMBIA
                                                                                                          BALANCED
                                                                                                      FUND, INC. (CBF)
                                                                                                      ----------------
PURCHASES:
  Investment securities other than U.S. Government obligations......................................   $  565,825,789
  U.S. Government obligations.......................................................................      604,980,516
                                                                                                      ----------------
    Total purchases.................................................................................   $1,170,806,305
                                                                                                      ----------------
                                                                                                      ----------------
SALES AND MATURITIES:
  Investment securities other than U.S. Government obligations......................................   $  509,635,998
  U.S. Government obligations.......................................................................      613,086,023
                                                                                                      ----------------
    Total sales and maturities......................................................................   $1,122,722,021
                                                                                                      ----------------
                                                                                                      ----------------
NET REALIZED GAIN:
  Investment securities other than U.S. Government obligations......................................   $   60,242,570
  U.S. Government obligations.......................................................................        1,902,388
                                                                                                      ----------------
    Total net realized gain.........................................................................   $   62,144,958
                                                                                                      ----------------
                                                                                                      ----------------
UNREALIZED APPRECIATION (DEPRECIATION) AS OF DECEMBER 31, 1997:.....................................
  Appreciation......................................................................................   $   98,838,009
  Depreciation......................................................................................       (4,517,651)
                                                                                                      ----------------
    Net unrealized appreciation.....................................................................   $   94,320,358
                                                                                                      ----------------
                                                                                                      ----------------
UNREALIZED APPRECIATION (DEPRECIATION) FOR FEDERAL INCOME TAX PURPOSES AS OF DECEMBER 31, 1997:
  Appreciation......................................................................................   $   99,512,204
  Depreciation......................................................................................       (4,608,500)
                                                                                                      ----------------
    Net unrealized appreciation.....................................................................   $   94,903,704
                                                                                                      ----------------
                                                                                                      ----------------
For federal income tax purposes, the cost of investments owned at December 31, 1997.................   $  686,783,832
                                                                                                      ----------------
                                                                                                      ----------------

The net realized gain includes proceeds of $2,236 from shareholder class action suits related to securities held.

--------------------------------------------------------------------------------

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                             -- 3. CAPITAL STOCK --

                                            COLUMBIA
                                            BALANCED
                                        FUND, INC. (CBF)
                                  -----------------------------
                                      1997            1996
                                  -------------   -------------
SHARES:
  Shares sold...................     11,631,390      12,203,107
  Shares issued for reinvestment
   of dividends.................      4,143,787       3,066,051
                                  -------------   -------------
                                     15,775,177      15,269,158
  Less shares redeemed..........    (11,880,698)     (6,405,495)
                                  -------------   -------------
  Net increase in shares........      3,894,479       8,863,663
                                  -------------   -------------
                                  -------------   -------------
AMOUNTS:
  Sales.........................  $ 255,961,711   $ 251,516,248
  Reinvestment of dividends.....     89,309,106      62,884,919
                                  -------------   -------------
                                    345,270,817     314,401,167
  Less redemptions..............   (264,954,175)   (132,861,358)
                                  -------------   -------------
  Net increase..................  $  80,316,642   $ 181,539,809
                                  -------------   -------------
                                  -------------   -------------
  Capital stock authorized
   (shares).....................    100,000,000
  Par Value.....................     no par

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

           -- 4. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES --

                                              COLUMBIA
                                              BALANCED
                                          FUND, INC. (CBF)
                                          ----------------
Investment management fees incurred.....     $3,826,628
Investment management fee computation
 basis (percentage of daily net assets
 per annum).............................     0.50 of 1%
Transfer agent fee (included in
 shareholder servicing costs)...........      $511,482
Fees earned by directors not affiliated
 with the Fund's investment advisor,
 transfer agent, or Columbia Management
 Co.....................................       $7,503

The investment advisor of CBF is Columbia Funds Management Company (CFMC). The transfer agent for CBF is Columbia Trust Company (CTC), a majority owned subsidiary of CFMC. The transfer agent is compensated based on a per account fee.

On December 10, 1997, CFMC, CTC and Columbia Management Company (CMC), an affiliated company, became indirect subsidiaries of Fleet Financial Group, Inc. (Fleet), a publicly owned multi-bank holding company registered under the Bank Holding Company Act of 1956. Prior to that date, certain officers and directors of CBF were also officers and directors of CFMC, CTC and CMC. Those individuals did not receive any compensation or other payment from CBF. As a result of federal banking regulations, no officers or directors of CBF are officers or directors of CFMC, CTC or CMC following the transaction with Fleet. J. Jerry Inskeep, Jr., an officer and director of CBF, is affiliated with Fleet, but receives no compensation or other payment from CBF.

As a result of the transaction with Fleet, directors of CBF were required to approve new contracts for investment advisory and transfer agent services between CBF and CFMC and CTC, respectively. The new contracts are the same in all material respects to the corresponding previous contracts. Shareholders of CBF were required to approve the new investment advisory contract. The proxy voting results of the contract's approval by shareholders of CBF is set forth at the end of this 1997 Annual Report.

                       REPORT OF INDEPENDENT ACCOUNTANTS
       -----------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS,
COLUMBIA BALANCED FUND, INC. (CBF)

We have audited the accompanying statement of assets and liabilities of CBF, including the schedule of investments, as of December 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of CBF's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of CBF as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.
Portland, Oregon
February 12, 1998

                              PROXY VOTING RESULTS
       -----------------------------------------------------------------

On December 4, 1997, CBF held a Special Meeting of Shareholders to approve a new investment advisory contract with the Advisor. The need to approve a new investment advisory contract was caused by the change in control of the Advisor resulting from the acquisition of the Advisor by Fleet Financial Group, Inc. A new investment advisory contract was approved by CBF as shown below:


                                        TOTAL
                                     OUTSTANDING       FOR       AGAINST     ABSTENTION
                                     ------------   ---------   ----------   -----------
Columbia Balanced Fund.............    36,136,805   19,709,041      97,202       240,899

                                     NOTES

                                 COLUMBIA FUNDS

              -- 1301 S.W. Fifth Avenue, Portland, Oregon 97201 --
                                -- DIRECTORS --
                  -------------------------------------------
                                JAMES C. GEORGE
                             J. JERRY INSKEEP, JR.
                              THOMAS R. MACKENZIE
                              RICHARD L. WOOLWORTH
                            -- INVESTMENT ADVISOR --
                  -------------------------------------------
                       COLUMBIA FUNDS MANAGEMENT COMPANY
                             1300 S.W. SIXTH AVENUE
                             PORTLAND, OREGON 97201
                              -- LEGAL COUNSEL --
                  -------------------------------------------
                               STOEL RIVES L.L.P.
                       900 S.W. FIFTH AVENUE, SUITE 2300
                             PORTLAND, OREGON 97201
                                 -- AUDITORS --
                  -------------------------------------------
                            COOPERS & LYBRAND L.L.P.
                       1300 S.W. FIFTH AVENUE, SUITE 2700
                             PORTLAND, OREGON 97201
                              -- TRANSFER AGENT --
                  -------------------------------------------
                             COLUMBIA TRUST COMPANY
                             1301 S.W. FIFTH AVENUE
                             PORTLAND, OREGON 97201
   THIS INFORMATION MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS. THE MANAGERS' VIEWS CONTAINED IN THIS REPORT ARE SUBJECT TO CHANGE AT ANY TIME,
                   BASED ON MARKET AND OTHER CONSIDERATIONS.
    PORTFOLIO CHANGES SHOULD NOT BE CONSIDERED RECOMMENDATIONS FOR ACTION BY
                             INDIVIDUAL INVESTORS.
     THE FUND IS DISTRIBUTED BY PROVIDENT DISTRIBUTORS, INC., MEMBER NASD.